CHANCELLOR LGT
ASSET MANAGEMENT
OVER 25 YEARS
OF INVESTING
WORLDWIDE
GT GLOBAL
INCOME FUNDS

ANNUAL REPORT
OCTOBER 31, 1996

                                                                          [LOGO]

GT GLOBAL
INCOME FUNDS

TABLE OF CONTENTS

Message from the Chairman.............1

Market Review and Outlook.............2

GT Global
Government Income Fund................4

GT Global
High Income Fund......................7

GT Global
Strategic Income Fund................10

Report of
Independent Accountants.............F-1

Financials..........................F-2

                            Inside Back
List of Funds.....................Cover


The views of the Funds' management are as of the date of the letter and portfolio hold-ings described in this annual report are as of October 31, 1996; these views and portfolio holdings may have changed subsequent to this date.

                                                           GT GLOBAL INCOME FUND

MESSAGE FROM THE CHAIRMAN

Dear Investor,

Fiscal 1996 has been a year of economic strengthening, and the Funds have benefited from low inflation and low interest rates worldwide. We're proud of their performance over the past year and remain enthusiastic about their long-term potential.

Consistent, above-average performance of GT Global Funds is our priority. To that end, we enhanced the breadth and depth of our investment capabilities this fall when Liechtenstein Global Trust (LGT), the parent company of GT Global, acquired a premier institutional money manager, Chancellor Capital Management. On October 31, Chancellor merged with LGT Asset Management, the Funds' advisor, and the combined entities are now known as Chancellor LGT Asset Management. This acquisition increased assets entrusted to LGT to over $80 billion.

We are confident about the partnership's success because both firms share a commitment to providing investors around the world with solutions to their investment needs through combined, top-notch expertise. Individual investors will now have access to the same high-quality management services enjoyed by over 320 institutional investors, including some of the country's largest organizations.

Chancellor's strengths-disciplined U.S. equity and fixed income processes and professionals, coupled with proven fundamental and quantitative investment capabilities-represent an ideal complement to LGT's advantages as an experienced global investment manager with an extensive global infrastructure. Chancellor LGT Asset Management's global investment team includes 12 economists, 98 portfolio managers, 72 analysts and 19 traders located in 9 regional offices.

Warren Shaw, LGT's new Chief Investment Officer, has been the principal architect of Chancellor's investment policies, with excellent results. The disciplined, repeatable process he created leverages the effectiveness of a strong investment team approach.

Another exciting change, part of our ongoing commitment to provide the highest-quality shareholder communications, is the enhanced content and redesigned format of our Income Funds annual report. We've changed the format to highlight important aspects of your investments, and made the report more readable and informative. We have also organized the Funds into one report to give you the opportunity to familiarize yourself with additional investment options.

As always, we appreciate your continued confidence. Should you and your adviser have any questions regarding the GT Global Income Funds, please call us at 800-824-1580. One of our registered representatives will be happy to assist you.

Sincerely,

/s/ David A. Minella
David A. Minella
CHAIRMAN
GT GLOBAL MUTUAL FUNDS

MARKET REVIEW AND OUTLOOK

ESTABLISHED MARKETS

Major markets around the world have seen their long-term yields decline dramatically. In the U.S., economic growth has been moderate to weak, fears of inflation have subsided and, as a result, the Fed has kept interest rates stable. This environment has provided a benign background for generally larger bond rallies elsewhere in the world.

Canada, for example, has enjoyed an excellent bond market rally over the last several months, on the back of much weaker growth relative to the U.S., lower inflation and a vastly improved current account deficit. Going forward, we believe Canada will continue to provide good value, and our outlook remains positive.

Europe has presented a similar profile of limited or subpar economic activity. Germany and France, for example, are experiencing growth of roughly 1%, versus a potential of 2.5% or 3%. As a result, the DM has been weak and the Bundesbank was prompted to cut the repo rate again in August, providing the catalyst for a Europe-wide bond rally. The exception has been the UK, mainly because the economy is operating on a different economic cycle than continental Europe and has actually been enjoying reasonable growth.

Another very important trend in Europe, the steady tightening of spreads, has produced some spectacular returns in higher-yielding markets this year. This convergence has occurred as emphasis has shifted from economic fundamentals to a strengthening political will to participate in the first stage of European Monetary Union. The resulting surge in bond prices has been driven by the possibility that economies such as those of Spain and Italy will be willing and able to join the EMU in 1999. Consequently, yields have fallen in many of these economies to a level we feel may not be justified by their economic fundamentals at the moment. However, markets have been driven by technical factors, not fundamentals, and based on our technical models we are comfortable with the uptrends in Spain and Italy unless we witness signs of weakness.

Adding to the bullish sentiment are the large liquidity flows out of Japan. The monetary authorities of Japan are keeping interest rates low to aid its weak economic recovery and banking sector. Record low yields in Japanese bonds and the lackluster performance of the stock market led investors to seek better yields overseas. We do not expect this to change within the next six months.

EMERGING MARKETS

Against this background of stable and declining global bond yields, a benign inflationary environment and improving emerging markets fundamentals, emerging market debt has enjoyed an outstanding year. In general, the GT Global High and Strategic Income Funds benefited from holdings in Latin America. Early on, we recognized the attractiveness of Mexican debt and the contribution a recovery in the economy would make to the government's fiscal standing. The Funds also maintain holdings in, among other countries, Argentina and Brazil. In the former, the financial credibility of the government is growing as it becomes clearer that the worst of the recent recession is past. In the latter case, we believe interest rates should continue to fall as progress is made towards fiscal reform.

A key element of the Funds' strategy has also been the recognition of outstanding value in Russian debt. Over the past 12 months, the Russian bond market has reflected progress toward economic reform and

CONVERGENCE IN EUROPEAN YIELDS

                                                                             Yield (%)
                   -----------------------------------------------------------------------------------------------------------
                            Oct-95                   Jan-96                   Apr-96                Jul-96             Oct-96
                    ----------------------    ----------------------    -------------------    -------------------    --------
German 10-Year      11.882  11.455  10.858    10.186  10.575  10.869    9.814  9.647  9.413    9.509  9.573  8.596      8.14
Italian 10-Year      6.44    6.169   6.031     5.896   6.388   6.438    6.339  6.496  6.505    6.373  6.386  6.096      6



Source: Bloomberg, 1996
improvement in Russian economic fundamentals. Going forward, we are encouraged by the presence of a sufficient nucleus of reformers within the government who understand that orthodox monetary and fiscal policies are necessary to maintain support from investors and the IMF.

ATTRACTIVE YIELDS IN EMERGING MARKETS

             J.P. Morgan EMBI   U.S. 30-Year Treasury
             ----------------   ---------------------
Dec-90             14.8                 8.3
                   14.63                8.225
                   13.81                8.222
                   13.2                 8.235
                   12.81                8.193
                   12.82                8.246
                   12.44                8.417
                   12.17                8.382
                   11.63                8.086
                   11.34                7.809
                   11.48                7.894
                   11.79                7.978
                   11.03                7.451
                   11.12                7.785
                   11.26                7.8
                   11.65                7.946
                   11.44                8.052
                   11.22                7.833
                   11.08                7.784
                   10.65                7.456
                   10.63                7.476
                   10.89                7.375
                   11.53                7.629
                   12.36                7.621
                   12.24                7.383
                   12.03                7.212
                   11.72                6.959
                   11.4                 6.912
                   11.37                6.943
                   11.09                6.979
                   10.6                 6.677
                   10.18                6.566
                   9.79                 6.235
                   9.72                 6.034
                   8.95                 5.957
                   9.31                 6.288

Jul-93             6.336                8.69
                   6.21                 8.65
                   6.671                9.99
                   7.101               12
                   7.309               12.26
                   7.394               11.51
                   7.622               13.45
                   7.385               13.15
                   7.56                12.68
                   7.818               13.01
                   7.959               13.73
                   7.988               13.95
                   7.881               15.11
                   7.757               15.67
                   7.508               16.6
                   7.43                17.12
                   7.339               15.47
                   6.667               13.78
                   6.624               13.61
                   6.904               13.87
                   6.764               13.64
                   6.485               13.21
                   6.347               13.38
                   6.135               12.91
                   5.955               12.04
                   6.029               11.05
                   6.24                12.47
                   6.6                 12.58
                   6.79                12.18
                   6.93                12.3
                   7.06                11.91
                   7.03                12
                   7.11                13.82
                   6.92                12.64
                   6.64                12.71
                   7.118               11.72
                   6.923               10.89

Oct-96             6.642               10.75


Source: Datastream, J.P. Morgan Emerging Markets Bond Index Monitor, Various Issues

We believe emerging market debt fundamentals are improving. On average, yields are currently over 4% more than U.S. treasury bonds, which we believe compensates for additional risk. The yield over U.S. treasuries has ranged from as little as 2.3% before the Mexican peso crisis, to as much as 9% in the aftermath of that event. Right now the yield gap suggests that despite their excellent recent performance emerging market bonds are not yet overbought or expensive.Past performance of the indices is no guarantee of their future performance or the future performance of the Funds.



OUTLOOK

We expect the bond-friendly environment of low short-term interest rates and accommodative liquidity conditions to continue in the short run. As a result, we believe capital markets on the European periphery will outperform U.S. and German bond markets. Meanwhile, we continue to prefer Canada and Australia in the dollar bloc. In the longer run, however, we believe the appearance of more synchronized global expansion may mean rising real rates. The greatest pressure is likely to be felt in Europe.

We do not expect the massive outperformance of emerging market debt seen in 1995 and 1996 to continue, keeping in mind that value has rebounded from an extremely low base. Performance can be mainly attributed to the dramatic correction following the Mexican peso crisis. Also, post-crisis, government securities in these markets behaved less like typical fixed-income investments, that is, driven by fundamentals, and more like equities whose value was driven by growth expectations. At present, observation leads us to believe that the distortion created by Mexico has been fully corrected, and that the market is in a transition phase, moving from an equity environment to a typical fixed-income friendly position.

We believe fixed income should continue to provide above-average performance, provided the U.S. remains stable (U.S. 30-year at 6 1/2%-6 3/4%) and no massive correction occurs in U.S. treasuries. In our view, the universe of emerging markets, with the exception of a few countries, is doing very well. At 5%, average economic growth continues to be about twice as fast as in the industrialized countries. It is also coming on the heels of outstanding macroeconomic performance in many countries, measured in terms of lower inflation, lower fiscal deficits and declining current account deficits. In other words, we aren't seeing large distortions as we did in Mexico in 1994. Also, at present the fairly good liquidity environment means money is available to finance investment and growth. Fundamentally, then, we judge these countries to be in very good shape.

[GRAPHIC]



INVESTMENT OBJECTIVE

The Fund primarily seeks a high level of current income. The Fund's secondary objectives are capital appreciation and protection of principal through active management of maturity structure and currency exposure. It invests primarily in high-quality U.S. and foreign government securities.


GT GLOBAL GOVERNMENT INCOME FUND

PERFORMANCE SUMMARY

            GT Global Government        J.P. Morgan Global
                Income Fund              Gov't Bond Index
            --------------------        ------------------
3/29/1988          9,525                       10,000
                   9,525                       10,022
                   9,442                        9,975
                   9,299                        9,868
                   9,290                        9,780
                   9,256                        9,704
                   9,231                        9,635
                   9,379                        9,875
                   9,589                       10,264
                   9,721                       10,353
                   9,632                       10,292
                   9,722                       10,190
                   9,413                       10,173
                   9,468                       10,087
                   9,635                       10,254
                   9,664                       10,143
                   9,957                       10,374
                  10,350                       10,787
                  10,090                       10,468
                  10,168                       10,633
                  10,345                       10,770
                  10,424                       10,866
                  10,704                       10,992
                  10,543                       10,829
                  10,421                       10,712
                  10,400                       10,646
                  10,400                       10,605
                  10,610                       10,944
                  10,886                       11,142
                  11,283                       11,470
                  11,206                       11,381
                  11,206                       11,487
                  11,579                       11,942
                  11,655                       12,151
                  11,644                       12,286
                  11,904                       12,565
                  11,937                       12,575
                  11,868                       12,182
                  11,996                       12,329
                  12,090                       12,340
                  11,877                       12,176
                  11,913                       12,433
                  12,106                       12,691
                  12,519                       13,155
                  12,667                       13,284
                  12,667                       13,501
                  13,235                       14,183
                  13,045                       13,905
                  13,161                       13,864
                  13,007                       13,737
                  13,098                       13,851
                  13,267                       14,244
                  13,320                       14,633
                  13,613                       14,955
                  13,733                       15,353
                  13,357                       15,338
                  13,465                       14,955
                  13,313                       14,690
6/30/1992
                  13,493                       14,829
                  13,715                       15,080
                  14,358                       15,323
                  14,414                       15,558
                  14,399                       15,842
                  14,627                       15,943
                  15,246                       15,955
                  15,536                       15,962
                  16,236                       16,435
                  16,119                       16,608
                  16,413                       16,600
                  16,325                       16,479
                  16,936                       16,647
                  17,084                       16,804
                  15,915                       16,620
                  15,453                       16,543
                  15,221                       16,531
                  14,818                       16,394
                  14,837                       16,589
                  14,887                       16,744
                  14,699                       16,701
                  14,734                       16,785
                  14,958                       17,036
                  14,906                       16,821
                  14,573                       16,860
                  14,732                       17,201
                  15,086                       17,644
                  15,478                       18,542
                  15,852                       18,838
                  16,208                       19,364
                  16,131                       19,484
                  16,145                       19,577
                  15,849                       19,033
                  16,120                       19,461
                  16,337                       19,651
                  16,593                       19,871
                  16,851                       20,117
                  16,864                       19,910
                  16,497                       19,794
                  16,454                       19,764
                  16,430                       19,691
                  16,386                       19,711
                  16,557                       19,883
                  16,768                       20,249
                  16,822                       20,333
                  17,075                       20,445

10/31/1996        17,499                       20,851

The chart above shows the performance of the GT Global Government Income Fund, Class A shares, since the Fund's inception, versus the J.P. Morgan Global Government Bond Index. This represents a cumulative return of 74.99% and an average annual total return of 6.73%. The chart assumes a hypothetical $10,000 initial investment in the Fund's Class A shares and reflects all Fund expenses and the maximum 4.75% sales charge. A $10,000 investment in the Fund's Class B shares at inception on October 22, 1992, would have been valued at $12,437. This figure reflects all Fund expenses, the applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after six years) and assumes complete redemption at the end of the period. A $10,000 investment in Advisor Class shares at inception on June 1, 1995, would have been worth $10,838 on October 31, 1996.


AVERAGE ANNUAL TOTAL RETURNS%(1)
October 31, 1996


                                    Without Sales Charge(2)                      With Sales Charge
 Share Class             1-Year        5-Year      Life of Fund      1-Year          5-Year    Life of Fund
 Class A(3)               7.11           6.68          7.34            2.03           5.64           6.73
 Class B(3)               6.54            N/A          5.94            1.57            N/A           5.57
 Advisor Class(4)         7.49            N/A          5.84             N/A            N/A            N/A


HISTORICAL PERFORMANCE%(2)
ANNUAL RETURNS


               1988     1989        1990     1991      1992      1993     1994       1995
Class A        1.12(3)   11.14      8.77     13.67      1.94     25.52    -13.95     15.63
Class B         N/A        N/A       N/A       N/A     -0.20(3)  24.70    -14.44     14.56


(1) Figures assume reinvestment of all dividends and capital gain distributions at net asset value.
(2) Performance data do not reflect the maximum 4.75% sales charge and the contingent deferred sales charge (5% in the first year, decreasing to 0% after six years) for Class A and Class B shares, respectively, which, if included, would have reduced the performance quoted.
(3) The Fund began operations on March 29, 1988; Class B shares commenced on October 22, 1992.
(4)  The Fund began offering Advisor Class shares on June 1, 1995.


The above data represent past performance of the Fund's shares, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                                GT GLOBAL GOVERNMENT INCOME FUND

INTERVIEW WITH PORTFOLIO MANAGER
ROBERT ALLEN

Q    HOW DID THE FUND PERFORM?

A The Fund outperformed its index over the 12 months ended October 31, 1996. Total return for the period was 7.11% for Class A shares (2.03% including the maximum 4.75% sales charge). Total return for Class B shares was 6.54% (1.57% including the maximum effect of the 5% contingent deferred sales charge). Total return for the J.P. Morgan Global Government Bond Index(5) over the same period was 6.11%.

Relative to the index, the Fund has done well by overweighting some of the smaller markets, such as Italy and Spain, and underweighting larger markets, including the U.S. and Japan. The Fund also benefited from its holdings in Australia and Canada, two markets that enjoyed very strong returns over the period.

Q    COULD YOU DESCRIBE YOUR INVESTMENT STRATEGY
     OVER THE LAST SIX MONTHS?

A Our strategy has remained consistent since the last report, although we increased some of the allocations. Overall, we're staying relatively neutral (close to the index) on duration. This has been fine for the year as a whole because yields have essentially gone up and then come back down again.

A key element of the portfolio's strategy has been to overweight Canada relative to the index. As authorities have cut rates, Canada has enjoyed an excellent core bond market rally over the last several months. Cyclically, Canada remains much weaker than the U.S., with high unemployment, low


THE CANADIAN REVIVAL

                                              C$ bn Current Account
                                              ---------------------
            Real Yield (Oct. 1996)               U.S.      Canada
            ----------------------            ---------   ---------
             Canadian $ Billions
'86               -11                           3.53%       4.62%
                  -11
                  -11
                  -12
                  -12
                  -12
                  -13
                  -13
                  -13
                  -14
                  -14
                  -14

'87               -14
                  -14
                  -14
                  -14
                  -14
                  -14
                  -14
                  -14
                  -14
                  -14
                  -15
                  -16

'88               -16
                  -17
                  -17
                  -18
                  -18
                  -18
                  -19
                  -20
                  -21
                  -21
                  -21
                  -21

'89               -21
                  -22
                  -22
                  -23
                  -25
                  -26
                  -26
                  -26
                  -26
                  -27
                  -27
                  -27

'90               -28
                  -29
                  -30
                  -29
                  -28
                  -27
                  -26
                  -26
                  -26
                  -26
                  -25
                  -25

'91               -25
                  -24
                  -23
                  -24
                  -24
                  -24
                  -25
                  -26
                  -26
                  -26
                  -27
                  -27

'92               -27
                  -27
                  -28
                  -28
                  -28
                  -28
                  -28
                  -28
                  -28
                  -27
                  -26
                  -26

'93               -26
                  -26
                  -26
                  -26
                  -26
                  -26
                  -26
                  -26
                  -26
                  -27
                  -28
                  -29

'94               -29
                  -29
                  -28
                  -28
                  -29
                  -29
                  -28
                  -27
                  -26
                  -25
                  -23
                  -22

'95               -21
                  -20
                  -19
                  -19
                  -18
                  -17
                  -17
                  -16
                  -15
                  -14
                  -12
                  -11

'96               -11
                  -10
                  -9
                  -6
                  -3
                   1.09
                   1
                   0.86
                   0.551

Source: Datastream, Bloomberg, October, 1996


growth and lower inflation (1.8% compared to 3% in the U.S.). It is an example of a country with a good structural story on the fiscal side. The Provinces and the federal government have cut their deficits. The current account has improved considerably, and has gone from a large deficit to a small surplus. And, the Canadian dollar has strengthened. Going forward, we believe Canada will continue to provide good value, and our outlook remains positive.

Also, the Fund has cut back its position in Japan, where it's been the same story for years-deflation, low growth, financial sector problems and a weak stock market. As a result, the yen has weakened and interest rates have fallen to incredibly low levels. While the fundamentals justify its current position, because the value is so low, at some point these will have to turn around, and the risks will be quite big. In our opinion, the opportunity for capital gains and yields is poor, and although we believe Japanese bonds are important for their effect on the rest of the world, it is difficult to justify their purchase.

Q    WHAT HAVE BEEN THE GENERAL THEMES IN CORE
     BOND MARKETS OVER THE PERIOD?

A    The key is that the world is not changing that much and yields in the big three have ended roughly where they began, despite the large moves earlier in the year. A weak yen and strong dollar provided support to a healthy global liquidity environment. In the U.S., growth has remained moderate with a few strong quarters of growth followed by a few weak quarters. Inflation has been steady and a recession appears unlikely. While we believe yields are currently fair value, a couple more months of weak numbers might cause them to fall a bit further.

Europe and Japan are experiencing generally weaker growth than the U.S. Accordingly, their bond markets outperformed the U.S., Europe's in particular, and smaller, higher-yielding markets have outperformed their larger counterparts. Europe has rallied as a result of a combination of forces. The German economy has remained weak, resulting in a weak DM and low and falling short rates. Leading from that, other Eurocurrencies have strengthened against the DM and so these countries have been able to cut interest rates faster than Germany. Adding to this benign environment, there has been good political news on the EMU, the key being talk about a political stability pact, which means
countries like Italy and Spain might                              continued p6




(5) The J.P. Morgan Global Government Bond Index is an arithmetic average, weighted by market value, of government bonds from 13 major bond markets. It includes the effect of reinvested coupons and is measured in U.S. dollars.

The index is unmanaged, not available for direct investment and does not incur sales charges and professional management fees.

     INTERVIEW WITH THE PORTFOLIO MANAGER  CONTINUED

be eligible for inclusion. This good political news, along with sound attempts by European countries to get their budgets in order, has created a good deal of positive sentiment.

Q    WHAT ARE SOME OF THE POTENTIAL RISKS FACING
     CORE BOND MARKETS?

A    In our opinion, some of the greater risks include: a
pickup in Japanese economic growth, which would put pressure on rates globally because Japan is a major source for liquidity in the global market; the politics of the EMU could break apart; and Germany could strengthen, which would pressure German interest rates and the DM, in turn putting pressure on the global interest rate/currency environment.

Q    WHICH COUNTRIES DO YOU FIND ATTRACTIVE
     GOING FORWARD?

A Although the current environment remains positive, markets have rallied and converged quite a bit. The potential for further gains, therefore, is less and less, which has caused us to focus on several markets. Within the core three, we basically intend to stay overweighted in Germany and may go a bit more neutral. In the smaller, higher-yielding markets, we are likely to stay overweighted over the short term. In the dollar bloc, as we mentioned, Canada may have a bit further to go.

We also feel the New Zealand market has potential over the medium term. While it has already rallied considerably on expectations of rate cuts and the overall rally in global bonds, we have found it one of the more interesting markets in the bloc. They have pursued a very tight monetary policy, with high short rates over the past several years (currently 9%), a strong economy and a strong currency. Meanwhile, the recent election has put an end to political uncertainty. Based on the current outlook, then, we intend to maintain an overweighted position in this market.

Over the longer term, we may switch out of continental Europe into the UK, where we believe the relative value is starting to look better for several reasons. Its situation has been somewhat unique in Europe: bonds have generally underperformed while the currency has outperformed. Politics have not been as good as elsewhere; the UK is the biggest country opting out of the union. There is also the likelihood that the Labour party will get voted in during next year's election.

Finally, whereas the whole of Europe is weak, the UK has had a problem with growth. Retail sales have been strong and the housing market has rebounded. As a result, the central bank has raised official rates. This has allowed sterling to rally but has caused bonds to suffer. The UK currently has the highest-yielding 10-year bond market (AA and AAA rated) in the world. For these reasons, we believe there may be a good opportunity in UK bonds on a relative basis in the next few months.


GT GLOBAL GOVERNMENT INCOME FUND(6)
GEOGRAPHIC  ALLOCATION OF NET ASSETS%

                         October 31, 1996
 Australia                      4.8
 Canada                        11.8
 Colombia                       1.1
 Denmark                        2.9
 Finland                        2.0
 Germany                       17.6
 Ireland                        1.9
 Italy                          9.0
 Mexico                         1.1
 New Zealand                    2.6
 Poland                         1.1
 South Africa                   1.1
 Spain                          2.0
 Sweden                         4.8
 UK                            10.5
 United States                 14.7
 Short Term & Other            11.0


(6) Geographic allocations may change as conditions change.

ABOUT THE PORTFOLIO MANAGER
ROBERT F. ALLEN -- Portfolio Manager for Chancellor LGT Asset Management since 1989; Investment Analyst since 1986. Prior to joining Chancellor LGT Asset Management, Mr. Allen received his B.A. from Oxford University.

[GRAPHIC]

INVESTMENT OBJECTIVE AND CURRENT STATEGY

The Fund primarily seeks high current income and, secondarily, capital appreciation. It invests primarily in debt securities from emerging markets around the world, where we perceive value through improving fundamentals.


GT GLOBAL HIGH INCOME FUND

Performance Summary

                  GT Global High          J.P. Morgan EMBI
                   Income Fund             (Brady) Index
                  --------------          ----------------
10/22/1992           9,525                     10,000
                     9,525                     10,105
                     9,508                      9,970
                     9,684                     10,209
                     9,743                     10,316
                     9,991                     10,451
                    10,645                     10,996
                    10,887                     11,217
                    11,283                     11,598
                    11,747                     12,003
                    12,290                     12,504
                    12,596                     12,755
                    12,723                     12,922
                    13,681                     14,011
                    13,848                     13,871
                    14,678                     14,718
                    14,895                     14,758
                    13,615                     13,530
                    11,578                     11,982
                    11,413                     11,988
                    12,236                     12,815
                    11,722                     11,783
                    11,930                     12,073
                    12,640                     12,936
                    12,952                     13,063

10/31/1994          12,799                     12,693
                    12,840                     12,822
                    11,854                     11,968
                    11,315                     11,554
                    10,948                     10,952
                    10,604                     10,643
                    11,489                     11,785
                    12,370                     12,824
                    12,577                     13,073
                    12,509                     13,082
                    12,828                     13,391
                    13,205                     13,852
                    13,159                     13,710
                    13,512                     14,190
                    14,248                     15,265
                    15,474                     16,609
                    14,594                     15,442
                    14,755                     15,838
                    15,283                     16,635
                    15,708                     16,842
                    16,019                     17,308
                    16,342                     17,440
                    16,946                     18,006
                    18,066                     19,131

10/31/1996          18,297                     19,180


The chart above shows the performance of the GT Global High Income Fund, Class A shares, since the Fund's inception, versus the J.P Morgan EMBI
(Brady) Index. This represents a cumulative return of 82.97% and an average annual total return of 16.20%. The chart assumes a hypothetical $10,000 initial investment in the Fund's Class A shares and reflects all Fund expenses and the maximum 4.75% sales charge. A $10,000 investment in the Fund's Class B shares at inception on October 22, 1992, would have been valued at $18,502. This figure reflects all Fund expenses, the maximum applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after six years) and assumes complete redemption at the end of the period. A $10,000 investment in Advisor Class shares at inception on June 1, 1995, would have been worth $14,849 on October 31, 1996.

AVERAGE ANNUAL TOTAL RETURNS%(1)
OCTOBER 31, 1996


                       Without Sales Charge(2) With Sales Charge
 Share Class            1-Year       Life of Fund    1-Year   Life of Fund
 Class A(3)              39.05          17.61         32.44     16.20
 Class B(3)              38.16          16.83         33.16     16.52
 Advisor Class(4)        39.38          32.13           N/A      N/A

HISTORICAL PERFORMANCE(2)
ANNUAL RETURNS%


                     1992(3)  1993      1994      1995
 Class A             1.67     51.57    -19.24     20.19
 Class B             1.41     50.60    -19.61     19.27


(1) Figures assume reinvestment of all dividends and capital gain distributions at net asset value.
(2) The above performance data do not reflect the maximum 4.75% sales charge and the contingent deferred sales charge (5% in the first year, decreasing to 0% after six years) for Class A and Class B shares, respectively, which, if included, would have reduced the performance quoted.
(3)  The Fund began operations on October 22, 1992.
(4) The Fund began offering Advisor Class shares on June 1, 1995. Advisor Class shares are not sold directly to the general public and are only available through certain employee benefit plans, financial institutions and other entities that have entered into specific agreements with GT Global. Please see the "Alternative Purchase Plan" section in the Fund's prospectus.

The above data represent past performance of the Fund's shares, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

INTERVIEW WITH PORTFOLIO MANAGER
SIMON NOCERA

Q    HOW DID THE FUND PERFORM?

A    We are very pleased with the Fund's performance for the 12 months ended
October 31, 1996. Total return was 39.05% for Class A shares (32.44% including the maximum 4.75% sales charge) and 38.16% for Class B shares (33.16% including the maximum 5% contingent deferred sales charge). Total return over the same investment period was 39.90% for the J.P. Morgan EMBI (Brady) Index.(5)

Russia and Panama were the biggest positive contributors to the Fund's performance. In Russia, we took advantage of the IMF's announcement of loan postponement, coupled with the market's negative reaction to Yeltsin's health, to increase the Fund's position from 9% to 12%. We saw this as an attractive buying opportunity because the IMF announcement was a sound public statement underlining the seriousness of the situation, which helped Yeltsin implement the necessary fiscal reform. Based on market reaction, we made a good decision. Subsequently, however, we reduced the Fund's position as value became less obvious. Nevertheless, we continue to feel the market is one of the cheapest available, and under the current conditions intend to maintain the Fund's core position in Russia.

In Panama, bond yields have been driven lower on the back of expectations that Panama is soon to achieve investment grade rating. A strong commitment to structural reform has been made, and Panama's privatization and economic reform program is very much in place. This combination, coupled with a good fiscal surplus, has attracted a huge flow of funds into Panamanian fixed income.

Q    COULD YOU DESCRIBE YOUR INVESTMENT PROCESS?

A    Our investment process consists of three steps. First, we focus primarily on the structure and the cyclical position of the economy. Second, we employ our proprietary quantitative system to rank the fundamental economic conditions. The premise is very simple in emerging markets. It is a dynamic universe, growing at twice the level of OECD countries with outstanding economic performance in many countries as measured by lower inflation, balanced fiscal accounts, and no major problems on the current account side. The most important reason that many of these markets are performing so well is that most of these countries are changing the structure of their economies. They are deregulating their internal and external markets, abolishing barriers to trade, privatizing their economies and establishing solid rules and regulations to ensure competition.

All of these structural developments are creating massive productivity gains, promoting growth and, hence, value. Our investment process places emphasis on these types of structural changes. We also examine the cyclical positions of these economies and the types of policies they have. The second step, as we've mentioned above, is to determine value. We look closely at where these countries are trading relative to other global financial indicators. Finally, as the third step, we look at global yields.

Q    WHERE SHOULD AN EMERGING MARKET TRADE?

A    It's a relative market, priced off U.S. treasuries and depends on international yields. To give you an example, if Mexico trades at 300 basis points over U.S. treasuries (100 bp equal 1%), it's difficult to say if that is good value. If U.S treasuries are trading at 3%, then with Mexico at 300 over, the yield is 100% compared to U.S. treasuries. If U.S. treasuries are trading at 9% then the yield is only 33% by going into Mexico and it may not be good value any more. That is why we take the average spread and divide by the U.S. treasury rate. Based on that indicator of value, emerging markets are still at a very comfortable 65% yield pickup.

To give you a historical perspective, after the big bull run in emerging market fixed income that peaked in January 1994, before the big correction, that value indicator was all the way down at 38%. So even though investors are now concentrating on spread, they see it as being tight after such strong performance over the last year. Relative to U.S. treasuries, and relative to what the market was in 1993, we believe from this very simplistic indicator there is still quite a bit of value.

Q    DID YOU MAKE ANY CHANGES IN YOUR INVESTMENT STRATEGY
     OVER THE LAST SIX MONTHS?

A    On a micro-level, we manage the Fund on a day-to-day basis to take advantage of numerous inefficiencies in the market. To that end, we may change our country allocations +/- 2%. On a macro-level, however, we have not changed the Fund's overall geographic composition. Latin America is still roughly 50% of the Fund's geographic allocation, while Europe, the Middle East and Africa
constitute approximately 30%. The largest change in                continued p9

(5) The J.P. Morgan EMBI (Brady) Index is an arithmetic average, weighted by market value, of Brady bonds from nine emerging bond markets. It includes the effect of reinvested coupons and is measured in U.S. dollars.

The index is unmanaged, not available for direct investment and does not incur sales charges and professional management fees.

                                                     GT GLOBAL HIGH INCOME FUND

INTERVIEW WITH THE PORTFOLIO MANAGER  CONTINUED

exposure over the last 12 months was in eastern Europe, where we held 10% in Poland and practically zero in Russia at the beginning of the period. When Poland achieved investment grade rating, we felt the value was quickly disappearing and moved into Russia. We did so, not because of the Russian election, and not because of Yeltsin, but primarily because we believe fundamentals are improving and the Russian economy is poised to recover. It's a good example of how the process works.

With respect to the remainder of the Fund, we are increasingly active in the corporate world versus sovereign bonds, and raised the Fund's exposure to roughly 10%-15%. We are also looking to be more active in local currency-denominated instruments, primarily in Asia, but are also finding attractive opportunities in eastern Europe.

Q    WHAT MARKETS FACE UNCERTAINTIES?

A    The Russian government is having some difficulties collecting revenues and running a balanced fiscal policy. Generally, a government that cannot collect revenue cannot have a credible budget. As a result, the foundations of its policy stance can become shaky and uncertain, which can be very disturbing for the market. Moreover, Russian politics have been precarious of late with concerns over Yeltsin's health, Lebed's dismissal and quite a bit of infighting at the administration level.

Although we monitor these factors carefully, we still think the most relevant element continues to be the fundamental condition of the economy and believe value is definitely present. While the fundamentals may not be as outstanding as we expected them to be nine months ago, they are certainly improved from a year ago. Going forward, we expect the fundamental economic conditions to stabilize. While Russia might not be showing economic growth, at least inflation is coming down and authorities appear to be addressing the fiscal situation with a sense of urgency and seriousness.

There are also uncertainties in some of the smaller countries such as Bulgaria and Venezuela. In Bulgaria's case, quite a bit of uncertainty is evident over whether the country will be able to halt the deteriorating situation. Uncertainty in Venezuela is about the ability to continue along the path of stabilizing the economy. Even though questions remain about whether these countries will be successful, they are relatively marginal countries and thus unlikely, in our opinion, to drag down the entire asset class. On a positive note, investors now seem to be becoming more selective rather than looking at emerging markets as a single trading bloc.

Q    WHAT IS YOUR OUTLOOK?

A    We believe emerging market fixed income should continue to exhibit above-
average performance, provided the U.S. remains stable (U.S. 30-year at 6 1/2%-
6 3/4%) and no massive correction occurs in U.S. treasuries. In our opinion, the greatest risk over the next 12 months is not necessarily from the country or the value element but primarily from the global yield side--in particular, the massive convergence in yields in Europe, both at the long and short end of the yield curve. As an example, Italy used to trade in Italian lira at roughly 500 bps over U.S. treasuries nine months ago. Now it's trading at 140--a level we believe is not warranted by the fundamental situation.

However, the convergence has occurred on the back of the political push to achieve European monetary union, and we have no reason to expect the political willingness to push for EMU will change any time soon. On the contrary, it is picking up quite a bit of momentum. Based on political indicators, it may go forward, but the system being devised is based on fragile fundamental conditions, a similar situation to what occurred in the 1992 currency crisis in the ERM. In our view, if there is any risk with regard to global yields, it comes from Europe.

ABOUT THE PORTFOLIO MANAGER

SIMON E. NOCERA--Chief Investment Officer of Emerging Market Debt for Chancellor LGT Asset Management since 1996; Portfolio Manager and Director of Fixed Income Research since 1992. Previously, Mr. Nocera was Senior Vice President and Director of Global Fixed Income Research for the Putnam Companies from 1991-92 and Economist for the International Monetary Fund from 1986-91.

GEOGRAPHIC ALLOCATION

Europe                       .5%
U.S., Canada & Other        8.0%
Africa                      9.3%
Asia-Pacific               11.0%
Eastern Europe             14.2%
Latin America              57.0%

Alocations may change as conditions change.

[GRAPHIC]

INVESTMENT OBJECTIVE AND CURRENT STRATEGY

The Fund primarily seeks high current income and, secondarily, capital appreciation. It invests mainly in debt securities of issuers in the U.S., developed foreign countries and emerging markets. The Fund selects debt securities from those issued by governments, their agencies and instrumentalities, central banks, commercial banks and other corporate entities.


GT GLOBAL STRATEGIC INCOME FUND

PERFORMANCE SUMMARY

              GT Global Strategic       J.P. Morgan Global
                 Income Fund             Gov't Bond Index
              -------------------       ------------------
3/29/1988          9,525                     10,000
                   9,525                     10,021
                   9,542                      9,975
                   9,525                      9,868
                   9,425                      9,780
                   9,346                      9,704
                   9,279                      9,635
                   9,414                      9,875
                   9,705                     10,264
                   9,713                     10,353
                   9,636                     10,292
                   9,592                     10,190
                   9,416                     10,173
                   9,461                     10,087
                   9,630                     10,254
                   9,755                     10,143
                  10,043                     10,374
                  10,389                     10,787
                  10,134                     10,468
                  10,116                     10,633
                  10,366                     10,770
                  10,440                     10,866
                  10,616                     10,992
                  10,247                     10,829
                  10,172                     10,712
                  10,200                     10,646
                  10,103                     10,605
                  10,190                     10,944
                  10,443                     11,142
                  10,846                     11,470
                  10,629                     11,381
                  10,677                     11,487
                  11,229                     11,942
                  11,429                     12,151
                  11,506                     12,286
                  11,772                     12,565
                  11,721                     12,575
                  11,429                     12,182
                  11,597                     12,329
                  11,545                     12,340
                  11,229                     12,176
                  11,446                     12,433
                  11,683                     12,691
                  12,239                     13,155
                  12,095                     13,284
                  12,239                     13,501
                  13,322                     14,183
                  13,027                     13,905
                  12,856                     13,864
                  12,494                     13,737

6/30/1992         12,401                     13,851
                  12,864                     14,244
                  13,110                     14,633
                  13,334                     14,955
                  13,686                     15,353
                  13,572                     15,338
                  13,440                     14,955
                  13,237                     14,690
                  13,490                     14,829
                  13,666                     15,080
                  14,210                     15,323
                  14,735                     15,558
                  15,096                     15,842
                  15,435                     15,943
                  16,127                     15,955
                  16,694                     15,962
                  17,293                     16,435
                  17,427                     16,608
                  18,410                     16,600
                  18,357                     16,479
                  19,419                     16,647
                  19,589                     16,804
                  17,588                     16,620
                  15,893                     16,543
                  15,603                     16,531
                  16,129                     16,394
                  15,880                     16,589
                  16,034                     16,744
                  16,280                     16,701
                  16,483                     16,785
                  16,489                     17,036
                  16,292                     16,821
                  15,370                     16,860
                  15,017                     17,201
                  14,986                     17,644
                  15,020                     18,542
                  15,743                     18,838
                  16,424                     19,364
                  16,424                     19,484
                  16,423                     19,577
                  16,439                     19,033
                  16,830                     19,461
                  16,993                     19,651
                  17,408                     19,871
                  17,991                     20,117
                  18,743                     19,910
                  18,036                     19,794
                  18,187                     19,764
                  18,579                     19,691
                  18,784                     19,711
                  19,078                     19,883
                  19,408                     20,249
                  19,827                     20,333
                  20,548                     20,445

10/31/1996        20,901                     20,851


The chart above shows the performance of the GT Global Strategic Income Fund, Class A shares, since the Fund's inception, versus the J.P. Morgan Global Goverment Bond Index. This represents a cumulative return of 109.01% and an average annual total return of 8.96% for the Fund. The chart assumes a hypothetical $10,000 initial investment in the Fund's Class A shares and reflects all Fund expenses and the maximum 4.75% sales charge. A $10,000 investment in the Fund's Class B shares at inception on October 22, 1992 would have been valued at $14,821. This figure reflects all Fund expenses, the applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after six years) and assumes complete redemption at the end of the period. A $10,000 investment in Advisor Class shares at inception on June 1, 1996, would have been worth $12,798 on October 31, 1996.


AVERAGE ANNUAL TOTAL RETURNS%(1)
OCTOBER 31, 1996

                               Without Sales Charge(2)                           With Sales Charge
 Share Class            1-Year         5-Year     Life of Fund      1-Year          5-Year       Life of Fund
 Class A(3)              23.0           11.56          9.58           17.15          10.48           8.96
 Class B(3)              22.15            N/A         10.64           17.15            N/A          10.27
 Advisor Class(4)        23.39            N/A         18.99             N/A            N/A            N/A


HISTORICAL PERFORMANCE%(2)
ANNUAL RETURNS

               1988      1989       1990     1991     1992       1993     1994       1995
 Class A       1.16(3)   10.17      8.39     15.78     1.27      43.95    -20.85     17.06
 Class B        N/A        N/A       N/A       N/A    -0.69(3)   43.10    -21.29     16.28



(1) Figures assume reinvestment of all dividends and capital gain distributions at net asset value.
(2) Performance data do not reflect the maximum 4.75% sales charge and the contingent deferred sales charge (5% in the first year, decreasing to 0% after six years) for Class A and Class B shares, respectively, which, if included, would have reduced the performance quoted. |
(3) The Fund began operations on March 29, 1988; Class B shares commenced on October 22, 1992.
(4) Advisor Class shares are not sold directly to the general public and are only available through certain employee benefit plans, financial institutions and other entities that have entered into specific agreements with GT Global. Please see the "Alternative Purchase Plan" section in the Fund's prospectus.

The above data represent past performance of the Fund's shares, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                                 GT GLOBAL STRATEGIC INCOME FUND


INTERVIEW WITH PORTFOLIO MANAGER
SIMON E. NOCERA & RALF LOCHMULLER

Q    HOW DID THE FUND PERFORM?

A    We are pleased with the Fund's performance over the 12 months ended October
31, 1996. Total return for the period was 23.0% for Class A shares (17.15% including the maximum 4.75% sales charge) and 22.15% for Class B shares (17.15% including the maximum 5% contingent deferred sales charge). Total return over the same investment period was 5.10% for the J.P. Morgan Global Government Bond Index(5) and 39.90% for the J.P. Morgan EMBI (Brady) Index.(6)

These index returns highlight the considerable divergence in the performance of core and emerging markets over the period. Emerging market debt enjoyed such tremendous performance because of the turnaround after the panic selloff in Mexico and the resulting turbulence in emerging markets in general. The Fund's significant weighting in these markets accounts for a good deal of its strong performance, as well as its holdings in smaller, higher-yielding European markets. Russia and Morocco stand out as the biggest positive contributors to the Fund's performance.

In Russia, as we discussed in the High Income report, we took advantage of the IMF's announcement of loan postponement, coupled with the market's negative reaction to Yeltsin's health, to increase the Fund's position. We saw this as an attractive buying opportunity because the IMF's announcement was a sound public statement underlining the seriousness of the situation, which helped Yeltsin implement the necessary fiscal reform. Based on market reaction, we made a good decision. Subsequently, however, we reduced the Fund's position as value became less obvious. Nevertheless, we continue to feel the market is one of the cheapest available, and under the current conditions intend to maintain the Fund's core position in Russia.

Panama was also a strong contributor to performance. Panamian bond yields have been driven lower on the back of expectations that Panama is soon to achieve investment grade rating. A strong commitment to structural reform has been made, and Panama's privatization and economic reform program is very much in place. This combination, together with a good fiscal surplus, has attracted a huge flow of funds into Panamanian fixed income.

Q    WHAT WAS THE INVESTMENT ENVIRONMENT LIKE
     IN THE MAJOR CORE MARKETS?

A    The U.S. market is the most important determinant of global yields. Over the past year, relatively stable growth and subdued inflation have served as a good background for bond rallies elsewhere. Going forward, we expect inflation should not be a problem and treasuries should trade in the range we've seen over the last year.

In Japan, structural economic problems continued to dampen economic activity. Given the presence of abundant resources, we believe the inflation outlook will continue to be benign for bonds. We also believe that fiscal policy in Japan, which has been the primary engine of growth, will turn tighter in the future. In other words, we find no reason to expect enough increased economic activity in Japan to push monetary authorities to raise interest rates dramatically. Hence, with no inflation and no expected upside surprises in economic activity, bond markets and yields in Japan appear to us to be fairly stable, even though they are at historically low levels (roughly 2.6%).

In Europe, the climate is similar--limited economic activity, with the exception of the UK. While the major economies are not in an outright recession, they are experiencing growth at or considerably below their potential. The economies of Germany and France, for example, are growing at a mere 1% or so, versus a potential of 2.5% or 3%. With the amount of slack capacity in these economies, even if economic activity were to turn around, we would not expect a rise in inflation or inflationary expectations massive enough to increase yields dramatically.

Q    WHAT ARE THE IMPLICATIONS OF THE EUROPEAN MONETARY UNION?

A    Recently we've seen a steady tightening of spreads across Europe. This convergence has occurred on the back of the political push to achieve European monetary union, and we have no reason to expect the political willingness to push for EMU will change any time soon. On the contrary, it is picking up quite a bit of momentum. Based on the current situation, fiscal policy will have to be very tight. With that kind of constraint on the economy, we believe it is
unlikely that inflationary expectations in                     continued p12

(5) The J.P. Morgan Global Government Bond Index is an arithmetic average, weighted by market value, of government bonds from 13 major bond markets. It includes the effect of reinvested coupons and is measured in U.S. dollars.
(6) The J.P. Morgan EMBI (Brady) Index is an arithmetic average, weighted by market value, of Brady bonds from nine emerging bond markets. It includes the effect of reinvested coupons and is measured in U.S. dollars.

The indices are unmanged, not available for direct investment and do not incur sales charges and professional management fees.

INTERVIEW WITH THE PORTFOLIO MANAGER  CONTINUED

Europe will rise dramatically, and a massive correction in yields is therefore unlikely. However, the system being devised is based on very fragile fundamental conditions, a similar situation to what occurred in the 1992 currency crisis in the ERM. In our view, if there is any risk with regard to global yields, it comes from Europe.

Q    WHY HAS EMERGING MARKET DEBT ENJOYED SUCH
     AN OUTSTANDING YEAR?

A People have been surprised by the significant outperformance of emerging market debt in 1995 and 1996. A few observations are helpful in understanding why such dramatic outperformance occurred. First, value has come back from an extremely low base. The potential for outperformance was created by the correction emerging markets experienced after the panic selloff following the Mexican peso crisis.

Also, post-crisis, government securities in these markets behaved less like typical fixed income investments, that is, driven by fundamentals, and more like equities whose value was driven by growth expectations. At present, we believe the distortion created by Mexico has been fully corrected, and the market is in a transition phase, moving from an equity environment to a typical fixed income environment.

Q    HOW DO YOU PERCEIVE THE CURRENT FUNDAMEN-TALS OF
     EMERGING MARKETS?

A    In our view, the universe of emerging markets, with the exception of a few countries, is doing very well. At 5%, average economic growth continues to be about twice as fast as in the industrialized countries. It is also coming on the heels of outstanding macroeconomic performance, measured in terms of lower inflation, lower fiscal deficits and declining current account deficits. In other words, we aren't seeing large distortions as we did in Mexico in 1994. Also, at present, a fairly good liquidity environment exists, which means money is available to finance investment and growth. Fundamentally, then, we judge these countries to be in very good shape.

Q    HOW DO YOU DETERMINE ASSET ALLOCATION?

A    We have devised a unique set of tools to determine relative value between core and emerging debt markets. Our process enables us to select what we feel are the best sovereign and corporate bond opportunities in the world.

With respect to emerging markets, structural developments are creating huge productivity gains, promoting growth and, therefore, value in many countries. Our investment process places emphasis on these types of structural changes. Obviously, if we are correct, these reforms should eventually make these economies directly comparable with core countries. We also examine the government policies and cyclical positions of these economies. The second step is to determine value by looking closely at where these countries are trading relative to other global financial indicators. Finally, we look at global yields.

Q    COULD YOU DESCRIBE YOUR INVESTMENT STRATEGY
     OVER THE PERIOD AND GOING FORWARD?

A    In general, we are now more active in the middle-tier emerging market countries such as the Czech Republic, Hungary, Poland and Colombia. These are not traditional countries found in an emerging markets portfolio; at the same time, neither are they typical core markets. They are investment grade countries, considered relatively stable. Most trade at 200 bps in U.S. dollars.

Over the last 18 months or so, in an attempt to stabilize the Fund's NAV and reduce its risk exposure, we have been increasing allocation to these types of countries. Going forward, we are likely to continue to play them against the peripheral countries in Europe, where we believe, because of the convergence, the value has been practically squeezed out and quite a bit of risk surrounds the EMU. In terms of core Europe, we believe value still exists and currently intend to remain overweighted there relative to the U.S. and Japan over the medium term.


ABOUT THE PORTFOLIO MANAGERS

SIMON E. NOCERA--Chief Investment Officer of Emerging Market Debt for Chancellor LGT since 1996; Portfolio Manager and Director of Research since 1992. Previously, Mr. Nocera was Senior Vice President and Director of Global Fixed Income Research for the Putnam Companies from 1991-92 and Economist for the International Monetary Fund from 1986-91.

RALF LOCHMULLER--International head of Core Market Debt for Chancellor LGT
Asset Management since 1996. Previously, he was head of Portfolio Management for a subsidiary of Liechtenstein Global Trust and also held a number of positions of increasing responsibility since 1988.

GEOGRAPHIC ALLOCATION

Africa                         3.8%
Asia-Pacific                   5.4%
Eastern Europe                 8.7%
U.S., Canada & Other          20.6%
Latin America                 30.5%
Europe                        31.0%

Alocations may change as conditions change.

GT GLOBAL
INCOME FUNDS

FINANCIAL
STATEMENTS

                             GT GLOBAL INCOME FUNDS

                                   REPORT OF
                            INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

ANNUAL REPORT
To the Shareholders and Board of Directors of G.T. Investment Funds, Inc.:

We have audited the accompanying statements of assets and liabilities of GT Global Government Income Fund, GT Global High Income Fund - Consolidated, and GT Global Strategic Income Fund, including the portfolios of investments, as of October 31, 1996, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial positions of GT Global Government Income Fund, GT Global High Income Fund - Consolidated, and GT Global Strategic Income Fund as of October 31, 1996, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of periods indicated herein, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
DECEMBER 13, 1996

                                       F1

                        GT GLOBAL GOVERNMENT INCOME FUND

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1996

--------------------------------------------------------------------------------

                                                                         PRINCIPAL         VALUE         % OF NET
FIXED INCOME INVESTMENTS                                    CURRENCY       AMOUNT         (NOTE 1)        ASSETS
----------------------------------------------------------  --------   --------------   ------------   -------------
Government & Government Agency Obligations (89.0%)
  Australia (4.8%)
    Commonwealth of Australia, 9.5% due 8/15/03 ..........   AUD           21,800,000   $ 19,335,562         4.8
  Canada (11.8%)
    Canadian Government:
      7% due 12/1/06 .....................................   CAD           40,000,000     31,138,957         7.6
      8.75% due 12/1/05 ..................................   CAD           19,600,000     17,046,021         4.2
  Colombia (1.1%)
    Republic of Colombia, 7.25% due 2/23/04 ..............   USD            4,875,000      4,635,638         1.1
  Denmark (2.9%)
    Kingdom of Denmark, 7% due 12/15/04 ..................   DKK           67,000,000     11,834,313         2.9
  Finland (2.0%)
    Finnish Government, 9.5% due 3/15/04 .................   FIM           31,000,000      8,182,127         2.0
  Germany (17.6%)
    Deutschland Republic, 6% due 1/5/06 ..................   DEM          108,650,000     71,726,974        17.6
  Ireland (1.9%)
    Irish Gilts, 8% due 8/18/06 ..........................   IEP            4,500,000      7,859,990         1.9
  Italy (9.0%)
    Italian Buoni Poliennali del Tesoro (BTPS):
      9.5% due 2/1/99 ....................................   ITL       22,600,000,000     15,650,408         3.8
      10.5% due 11/1/00 ..................................   ITL       17,000,000,000     12,393,065         3.1
      9.5% due 2/1/01 ....................................   ITL       12,110,000,000      8,593,403         2.1
  Mexico (1.1%)
    United Mexican States, 7.6875% due 8/6/01 - 144A+
     {.} .................................................   USD            4,490,000      4,491,347         1.1
  New Zealand (2.6%)
    New Zealand Government, 8% due 11/15/06 ..............   NZD           14,200,000     10,554,326         2.6
  Poland (1.1%)
    Republic of Poland, Past Due Interest, 4% due 10/27/14
     - Registered++ ......................................   USD            5,605,000      4,631,131         1.1
  South Africa (1.1%)
    Republic of South Africa, 9.625% due 12/15/99 ........   USD            4,240,000      4,515,600         1.1
  Spain (2.0%)
    Kingdom of Spain, 10.1% due 2/28/01 ..................   ESP          950,000,000      8,292,480         2.0
  Sweden (4.8%)
    Swedish Government, 13% due 6/15/01 ..................   SEK          101,000,000     19,323,805         4.8
  United Kingdom (10.5%)
    United Kingdom Treasury:
      7.5% due 12/7/06 ...................................   GBP           16,000,000     25,821,527         6.3
      7% due 11/6/01 .....................................   GBP           10,500,000     16,923,202         4.2
  United States (14.7%)
    United States Treasury Note:
      7.875% due 11/15/04 ................................   USD           27,225,000     29,916,660         7.3
      6.25% due 10/31/01 .................................   USD           20,000,000     20,150,000         5.0

    The accompanying notes are an integral part of the financial statements.

                                       F2

                        GT GLOBAL GOVERNMENT INCOME FUND

                                October 31, 1996

--------------------------------------------------------------------------------

                                                                         PRINCIPAL         VALUE         % OF NET
FIXED INCOME INVESTMENTS                                    CURRENCY       AMOUNT         (NOTE 1)        ASSETS
----------------------------------------------------------  --------   --------------   ------------   -------------
Government & Government Agency Obligations (Continued)
    United States Treasury Bond, 6.875% due 8/15/25 ......   USD            9,500,000   $  9,726,738         2.4
                                                                                        ------------       -----

TOTAL FIXED INCOME INVESTMENTS (cost $351,306,081) .......                               362,743,274        89.0
                                                                                        ------------       -----

                                                                         PRINCIPAL         VALUE         % OF NET
SHORT-TERM INVESTMENTS                                      CURRENCY       AMOUNT         (NOTE 1)        ASSETS
----------------------------------------------------------  --------   --------------   ------------   -------------
Treasury Bills (4.4%)
  New Zealand (2.2%)
    New Zealand Treasury Bill, 9.23% due 1/15/97 .........   NZD           13,160,000      9,133,580         2.2
  Philippines (2.2%)
    Philippine Treasury Bill, 9.94% due 11/27/96 .........   PHP          233,300,000      8,832,945         2.2
                                                                                        ------------
Total Treasury Bills (cost $17,878,115) ..................                                17,966,525
                                                                                        ------------
Commercial Paper - Discounted (3.1%)
  Indonesia (1.2%)
    PT Bank Tabungan Negara, effective yield 16.02%, due
     9/12/97 .............................................   IDR       12,000,000,000      4,552,243         1.1
    PT Bank Degang Negara, effective yield 16.02%, due
     9/12/97 .............................................   IDR          750,000,000        284,515         0.1
  Thailand (1.9%)
    Bank of Ayudhya, 10.25% due 9/24/97 ..................   THB          100,000,000      3,914,304         1.0
    Siam City Bank Co., Ltd., 10.58% due 11/25/96 ........   THB          100,000,000      3,898,078         0.9
                                                                                        ------------
Total Commercial Paper - Discounted (cost $12,670,668) ...                                12,649,140
                                                                                        ------------       -----

TOTAL SHORT-TERM INVESTMENTS (cost $30,548,783) ..........                                30,615,665         7.5
                                                                                        ------------       -----

                                                                                           VALUE         % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
----------------------------------------------------------                              ------------   -------------
  Dated October 31, 1996 with State Street Bank & Trust
   Co., due November 1, 1996, for an effective yield of
   5.55%, collateralized by $2,365,000 U.S. Treasury
   Bonds, 7.125% due 2/15/23 (market value of collateral
   is $2,497,903, including accrued interest). (cost
   $2,446,377) ...........................................                                 2,446,377         0.6
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $384,301,241) * ..................                               395,805,316        97.1
Other Assets and Liabilities .............................                                11,803,202         2.9
                                                                                        ------------       -----

NET ASSETS ...............................................                              $407,608,518       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
          + The coupon rate shown on floating rate note represents the rate at period end.
         ++ The coupon rate shown on step-up coupon bond represents the rate at period end.
          * For Federal income tax purposes, cost is $384,541,135 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $  13,757,185
                 Unrealized depreciation:            (2,493,004)
                                                  -------------
                 Net unrealized appreciation:     $  11,264,181
                                                  -------------
                                                  -------------

    The accompanying notes are an integral part of the financial statements.

                                       F3

                        GT GLOBAL GOVERNMENT INCOME FUND

                                October 31, 1996

--------------------------------------------------------------------------------
                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                                OCTOBER 31, 1996

                                                                                  UNREALIZED
                                           MARKET VALUE    CONTRACT   DELIVERY   APPRECIATION
CONTRACTS TO BUY:                         (U.S. DOLLARS)    PRICE       DATE    (DEPRECIATION)
----------------------------------------  --------------   --------   --------  --------------
Australian Dollars......................       3,628,300    1.26651   11/12/96   $    12,069
Canadian Dollars........................       4,631,930     1.3427   11/29/96        14,368
Canadian Dollars........................       3,436,593    1.34525   11/29/96        17,154
Canadian Dollars........................       1,165,453      1.366   11/29/96        23,433
Canadian Dollars........................       3,346,943    1.35055   11/29/96        29,776
Canadian Dollars........................       3,735,427     1.3503   11/29/96        32,546
Danish Kroner...........................       8,920,056     5.7816   01/17/97        (9,227)
Deutsche Marks..........................      14,902,129    1.51102   01/30/97        64,470
Deutsche Marks..........................      21,428,571    1.45885   11/04/96      (801,268)
Deutsche Marks..........................       4,661,689     1.5052   11/04/96       (25,396)
Deutsche Marks..........................         198,229     1.5073   11/04/96          (802)
Deutsche Marks..........................       7,433,593     1.5066   11/04/96       (33,552)
Irish Punts.............................       4,794,643     0.6252   01/02/97        76,118
Irish Punts.............................      13,246,732    0.62509   01/02/97       208,108
Italian Liras...........................       8,379,070   1,531.31   01/21/97        41,111
Italian Liras...........................       4,560,976   1,545.30   01/21/97        63,467
Japanese Yen............................      12,352,371     109.85   01/13/97      (301,248)
Japanese Yen............................      12,605,919    111.845   02/05/97       (36,577)
Japanese Yen............................      13,804,625      105.3   11/05/96    (1,105,157)
Japanese Yen............................      11,472,720     107.55   11/29/96      (614,681)
Japanese Yen............................       6,001,115      109.3   11/29/96      (220,294)
                                          --------------                        --------------
  Total Contracts to Buy (Payable amount
   $167,272,666)........................     164,707,084                          (2,565,582)
                                          --------------                        --------------
THE VALUE OF CONTRACTS TO BUY AS
 PERCENTAGE OF NET ASSETS IS 40.41%.

CONTRACTS TO SELL:
----------------------------------------
Australian Dollars......................       4,115,507    1.29149   11/12/96       (93,019)
Australian Dollars......................       1,485,385    1.27251   11/12/96       (11,916)
Australian Dollars......................         582,271    1.26871   11/12/96        (2,944)
Canadian Dollars........................      22,337,854      1.368   11/29/96      (481,129)
Canadian Dollars........................       4,736,522     1.3644   11/29/96       (89,791)
Canadian Dollars........................       7,172,020     1.3522   11/29/96       (72,479)
Canadian Dollars........................       1,270,045     1.3574   11/29/96       (17,651)
Canadian Dollars........................         687,319    1.35016   11/29/96        (5,918)
Canadian Dollars........................         164,359    1.34715   11/29/96        (1,051)
Danish Kroner...........................       6,565,784     5.8727   01/17/97       (95,166)
Danish Kroner...........................      14,863,819    5.81074   01/17/97       (59,243)
Deutsche Marks..........................       7,092,137    1.50452   01/30/97          (174)
Deutsche Marks..........................       7,809,992     1.4983   01/30/97        32,229
Deutsche Marks..........................       3,733,316    1.50859   11/04/96        11,903
Deutsche Marks..........................       1,982,292     1.4746   11/04/96        52,158
Deutsche Marks..........................       6,862,033    1.48714   11/04/96       121,170
Deutsche Marks..........................      21,144,443    1.49762   11/04/96       222,793
Finnish Markkaa.........................       8,536,304       4.53   01/02/97       (35,200)
Irish Punts.............................       8,382,003    0.61708   01/02/97       (24,529)
Irish Punts.............................         764,407    0.52481   01/02/97       (11,665)
Irish Punts.............................       8,894,965    0.61081   01/02/97        65,027
Italian Liras...........................      19,326,725   1,546.70   01/21/97      (286,187)
Japanese Yen............................      12,352,371    112.755   01/13/97       (24,758)
Japanese Yen............................       1,846,479    107.883   11/05/96       100,074
Japanese Yen............................       3,165,392    108.307   11/05/96       158,493
Japanese Yen............................       8,792,755      105.3   11/05/96       703,921
Japanese Yen............................       3,388,865    109.304   11/29/96       124,273
Japanese Yen............................       4,377,284    109.354   11/29/96       158,444
Japanese Yen............................       9,707,686     107.88   11/29/96       488,829
New Zealand Dollars.....................      19,930,083    1.42847   01/31/97      (118,668)
Swedish Kronor..........................      13,732,602     6.6109   01/21/97      (118,722)
Swiss Francs............................       6,300,745    1.24608   01/03/97        39,137
Swiss Francs............................       4,346,716    1.24171   01/03/97        42,393
Swiss Francs............................       6,157,184    1.24205   01/03/97        58,347
                                          --------------                        --------------
  Total Contracts to Sell (Receivable
   amount $253,436,645).................     252,607,664                             828,981
                                          --------------                        --------------
THE VALUE OF CONTRACTS TO SELL AS
 PERCENTAGE OF NET ASSETS IS 61.97%.
  Total Open Forward Foreign Currency
   Contracts, Net.......................                                         $(1,736,601)
                                                                                --------------
                                                                                --------------

----------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                                       F4

                  GLOBAL HIGH INCOME PORTFOLIO - CONSOLIDATED

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1996

--------------------------------------------------------------------------------

                                                                          PRINCIPAL        VALUE         % OF NET
FIXED INCOME INVESTMENTS                                     CURRENCY      AMOUNT         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
Government & Government Agency Obligations (62.4%)
  Argentina (10.9%)
    Republic of Argentina:
      Discount Bond, 6.4375% due 3/31/23+ .................   USD          26,305,000   $ 19,087,566         4.3
      BOCON Pre 4, 5.4453% due 9/1/02[.] + ................   USD          15,293,000     15,346,526         3.5
      Par Bond, 5.25% due 3/31/23++ .......................   USD          20,381,000     12,152,171         2.7
      Floating Rate Bond, 6.625% due 3/31/05+ .............   USD           2,203,040      1,816,131         0.4
  Brazil (9.6%)
    Federal Republic of Brazil:
      C Bond, 4.5% due 4/15/14 (Effective rate at period
       end is 6.92813%, including "payment-in-kind"
       bonds.)[.] ++ ......................................   USD          55,360,363     38,404,647         8.6
      MYDFA Floating Rate Note, 6.6875% due 9/15/07 -
       144A{.} + ..........................................   USD           5,191,000      4,350,707         1.0
  Bulgaria (2.9%)
    Bulgaria, Discount Bond Series A, 6.6875% due 7/28/24 -
     EURO+ ................................................   USD          25,780,000     13,067,238         2.9
  Costa Rica (1.7%)
    Banco Central de Costa Rica:
      Interest Bond Series A, 6.34375% due 5/21/05
       (Effective maturity date 8/23/03)+ .................   USD           6,036,880      5,825,589         1.3
      Principal Bond Series A, 6.25% due 5/21/10 ..........   USD           1,900,000      1,539,000         0.4
  Ecuador (4.9%)
    Ecuador:
      Past Due Interest Bond, 3% due 2/27/15 - Euro
       (Effective rate at period end is 4.96%, including
       "payment-in-kind" bonds.)[.] + .....................   USD          28,818,107     16,138,140         3.6
      Past Due Interest Bond, 3% due 2/27/15 - Registered
       (Effective rate at period end is 4.96%, including
       "payment-in-kind" bonds.)[.] + .....................   USD           6,079,992      3,404,796         0.8
      Discount Bond, 6.5% due 2/28/25 - EURO+ .............   USD           3,210,000      2,104,556         0.5
  Mexico (8.3%)
    United Mexican States:
      Global Bond, 11.5% due 5/15/26 ......................   USD          12,700,000     12,684,125         2.9
      11.375% due 9/15/16 - 144A{.} .......................   USD           5,640,000      5,625,900         1.3
      7.6875% due 8/6/01 - 144A+ {.} {j} ..................   USD           4,619,000      4,620,386         1.0
      Discount Bond Series C, 6.35156% due 12/31/19+
       +/+ ................................................   USD           4,956,000      4,082,505         0.9
    Banco Nacional de Comercio Exterior, S.N.C. (BNCE)
     Trust Division, 11.25% due 5/30/06 - 144A{.} .........   USD           9,440,000      9,746,800         2.2
  Nigeria (4.8%)
    Central Bank of Nigeria, Par Bond, 6.25% due
     11/15/20++ ...........................................   USD          34,500,000     21,390,000         4.8
  Panama (3.1%)
    Panama, Interest Reduction Bond, 3.5% due 7/17/14 -
     144A++ {.} ...........................................   USD          21,105,000     13,955,681         3.1
  Philippines (2.7%)
    Republic of Philippines, 8.75% due 10/7/16 -
     144A{.} ..............................................   USD           7,000,000      6,855,625         1.5
    Central Bank of the Philippines, Debt Conversion Bond
     Series B, 6.4375% due 12/1/09+ .......................   USD           5,663,000      5,422,323         1.2
  United States (2.7%)
    United States Treasury Note, 7% due 7/15/06{j} ........   USD          11,660,000     12,194,037         2.7

    The accompanying notes are an integral part of the financial statements.

                                       F5

                  GLOBAL HIGH INCOME PORTFOLIO - CONSOLIDATED

                                October 31, 1996

--------------------------------------------------------------------------------

                                                                          PRINCIPAL        VALUE         % OF NET
FIXED INCOME INVESTMENTS                                     CURRENCY      AMOUNT         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
Government & Government Agency Obligations (Continued)
  Uruguay (1.5%)
    Banco Central del Uruguay:
      New Money Bond, 6.875% due 2/18/06+ .................   USD           3,750,000   $  3,628,125         0.8
      Par Bond Series A, 6.75% due 2/19/21+/+ .............   USD           2,290,000      1,889,250         0.4
      Par Bond Series B, 6.75% due 2/19/21+/+ .............   USD           1,500,000      1,237,500         0.3
  Venezuela (9.3%)
    Republic of Venezuela:
      Debt Conversion Bond, 6.625% due 12/18/07+ ..........   USD          20,750,000     17,066,875         3.8
      Front Loaded Interest Reduction Bond Series A, 6.625%
       due 3/31/07+ .......................................   USD          13,000,000     10,814,375         2.4
      Par Bond Series A, 6.75% due 3/31/20+/+ .............   USD          13,500,000      9,610,313         2.2
      Front Loaded Interest Reduction Bond Series B, 6.5%
       due 3/31/07+ .......................................   USD           5,000,000      4,159,375         0.9
                                                                                        ------------
Total Government & Government Agency Obligations (cost
 $259,273,931) ............................................                              278,220,262
                                                                                        ------------
Sovereign Debt (17.3%)
  Morocco (4.5%)
    Kingdom of Morocco, Tranche A Loan Agreement, 6.4375%
     due 1/1/09+ ..........................................   USD          25,000,000     19,843,750         4.5
  Peru (1.5%)
    Peru Loan Agreement ** -/- ............................   USD           4,600,000      5,384,875         1.2
    Peru Loan Agreement (Citibank Issued) ** -/- ..........   USD           1,000,000      1,170,625         0.3
  Russia (11.3%)
    Bank for Foreign Economic Affairs (Vnesheconombank)
     Loan Agreement:
      Assignment ** -/- ...................................   USD          46,757,000     34,337,172         7.7
      Participation ** -/- ................................   DEM          12,466,000      6,321,960         1.4
      Assignment ** -/- ...................................   DEM           9,819,000      4,979,571         1.1
      Participation ** -/- ................................   USD           6,600,000      4,846,875         1.1
                                                                                        ------------
Total Sovereign Debt (cost $54,521,525) ...................                               76,884,828
                                                                                        ------------
Corporate Bonds (10.8%)
  Argentina (0.5%)
    Industrias Metallurgicas Pescarmona S.A. (IMPSA),
     11.75% due 3/27/98 - 144A{.} .........................   USD           1,950,000      1,989,000         0.5
  Brazil (0.3%)
    Net Sat Servicos LTDA, 12.75% due 8/5/04 - 144A{.} ....   USD           1,134,000      1,190,700         0.3
  Indonesia (5.1%)
    Asia Pulp & Paper International Finance Co., Ltd.,
     11.75% due 10/1/05 ...................................   USD           6,077,000      6,335,273         1.4
    Dharmala Sakti Sejahtera Promissory Note, effective
     yield 20.00%, due 6/9/97 .............................   IDR       9,000,000,000      3,449,610         0.8
    PT Polysindo EKA Perkasa:
      effective yield 20.05%, due 7/27/97 .................   IDR       6,000,000,000      2,246,285         0.5
      13% due 6/15/01 - DTC ...............................   USD             613,000        680,430         0.2
      13% due 6/15/01 - EURO ..............................   USD             395,000        438,450         0.1

    The accompanying notes are an integral part of the financial statements.

                                       F6

                  GLOBAL HIGH INCOME PORTFOLIO - CONSOLIDATED

                                October 31, 1996

--------------------------------------------------------------------------------

                                                                          PRINCIPAL        VALUE         % OF NET
FIXED INCOME INVESTMENTS                                     CURRENCY      AMOUNT         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
Corporate Bonds (Continued)
    PT Tjiwi Kimia, 13.25% due 8/1/01 .....................   USD           2,500,000   $  2,812,500         0.6
    Rapp International Finance, 13.25% due 12/15/05 -
     Euro .................................................   USD           2,430,000      2,642,625         0.6
    FSW International Finance Co., 12.5% due 11/1/06 -
     144A{.} ..............................................   USD           2,007,000      2,025,816         0.5
    PT Indah Kiat International Finance Series B, 11.875%
     due 6/15/02 ..........................................   USD           1,510,000      1,615,700         0.4
  Luxembourg (0.5%)
    Millicom International Cellular, effective yield
     13.07%, due 6/1/06 - 144A{.} .........................   USD           3,800,000      2,170,750         0.5
  Malaysia (0.1%)
    Aokam Perdana Bhd., Convertible Bond, 3.5% due
     6/13/04 ..............................................   USD             650,000        453,375         0.1
  Mexico (2.8%)
    Grupo Industrial Durango, S.A., 12.625% due 8/1/03 ....   USD           4,758,000      4,960,215         1.1
    Grupo Irsa, S.A. de C.V., 8.375% due 7/15/98 ..........   USD           3,300,000      3,295,875         0.7
    Cemex, S.A. de C.V. "B", 12.75% due 7/15/06 -
     144A{.} ..............................................   USD           2,420,000      2,622,675         0.6
    Grupo Elektra, S.A. de C.V., 12.75% due 5/15/01 -
     144A{.} ..............................................   USD           1,500,000      1,573,125         0.4
  People's Republic of China (0.7%)
    Zhuhai Highway Co., Ltd., 11.5% due 7/1/08 -
     144A{.} ..............................................   USD           2,900,000      3,124,750         0.7
  Philippines (0.8%)
    Filinvest Capital, Convertible Bond, 3.75% due 2/1/02 -
     Reg. S++ .............................................   USD           1,892,000      1,863,620         0.4
    CE Casecnan Water & Energy, 11.45% due 11/15/05 - Reg.
     S ....................................................   USD           1,030,000      1,138,150         0.3
    Subic Power Corp., 9.5% due 12/28/08 - 144A{.} ........   USD             448,276        463,966         0.1
                                                                                        ------------
Total Corporate Bonds (cost $46,398,969) ..................                               47,092,890
                                                                                        ------------       -----

TOTAL FIXED INCOME INVESTMENTS (cost $360,194,425) ........                              402,197,980        90.5
                                                                                        ------------       -----

                                                                         UNDERLYING        VALUE         % OF NET
OPTIONS                                                      CURRENCY      AMOUNT         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
  Republic of Argentina: ..................................   USD                  --             --         0.3
    GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS
    Floating Rate Bond 3/31/05, Call Option, strike 77.875,
     expires 11/29/96 .....................................   --           19,800,000        890,050          --
    Floating Rate Bond 3/31/05, Call Option, strike 80.625,
     expires 12/9/96 ......................................   --           19,800,000        512,365          --
  Republic of Brazil C Bond 4/15/14, Call Option, strike
   71.8125, expires 12/26/96 ..............................   USD          99,670,154      1,108,531         0.3
    GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS
  Republic of Venezuela: ..................................   USD                  --             --          --
    GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS
    Debt Conversion Bond 12/18/07, Call Option, strike
     84.15, expires 1/2/97 ................................   --            9,857,000         94,637          --
    Debt Conversion Bond 12/18/07, Call Option, strike
     84.44, expires 1/2/97 ................................   --            9,857,000         85,894          --
                                                                                        ------------       -----

TOTAL OPTIONS (cost $3,779,230) ...........................                                2,691,477         0.6
                                                                                        ------------       -----

    The accompanying notes are an integral part of the financial statements.

                                       F7

                  GLOBAL HIGH INCOME PORTFOLIO - CONSOLIDATED

                                October 31, 1996

--------------------------------------------------------------------------------

                                                                          PRINCIPAL        VALUE         % OF NET
SHORT-TERM INVESTMENTS                                       CURRENCY      AMOUNT         (NOTE 1)        ASSETS
-----------------------------------------------------------  --------   -------------   ------------   -------------
Commercial Paper - Discounted (3.8%)
  Thailand (0.2%)
    TPI Polene Public Co., Ltd., current yield 10.36% due
     1/6/97 ...............................................   THB          25,000,000   $    962,735         0.2
  United States (3.6%)
    Merrill Lynch & Co., current yield 5.38% due
     11/5/96 ..............................................   USD          16,000,000     15,990,436         3.6
                                                                                        ------------
Total Commercial Paper - Discounted (cost $16,958,338) ....                               16,953,171
                                                                                        ------------
Government & Government Agency Obligations (2.0%)
  Mexico (2.0%)
    Mexican Cetes, current yield 29.66% due 1/23/97 .......   MXN           4,567,238      5,351,413         1.2
    Mexican Cetes, current yield 29.61% due 1/16/97 .......   MXN           1,340,951      1,578,527         0.4
    Mexican Cetes, current yield 26.88% due 1/30/97 .......   MXN           1,225,706      1,436,292         0.3
    Mexican Cetes, current yield 29.66% due 2/20/97 .......   MXN             325,125        372,690         0.1
    Mexican Cetes, current yield 29.66% due 2/6/97 ........   MXN             135,468        156,927          --
                                                                                        ------------
Total Government & Government Agency Obligations (cost
 $8,891,671) ..............................................                                8,895,849
                                                                                        ------------
Commercial Paper - Indexed (1.4%)
  Philippines (1.4%)
    National Westminster Bank PLC, Currency-Linked CD,
     12.3798% due 2/28/97 (cost $6,500,000) ...............   USD           6,500,000      6,418,711         1.4
                                                                                        ------------       -----

TOTAL SHORT-TERM INVESTMENTS (cost $32,350,009) ...........                               32,267,731         7.2
                                                                                        ------------       -----

                                                                                                         % OF NET
REPURCHASE AGREEMENT                                                                                      ASSETS
-----------------------------------------------------------                                            -------------
  Dated October 31, 1996, with State Street Bank & Trust
   Co., due November 1, 1996, for an effective yield of
   5.55% collateralized by $3,010,000 U.S. Treasury Bonds,
   7.125% due 2/15/23 (market value of collateral is
   $3,179,150, including accrued interest).
   (cost $3,112,480)  .....................................                                3,112,480         0.7
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $399,436,144) * ...................                              440,269,668        99.0
Other Assets and Liabilities ..............................                                4,348,817         1.0
                                                                                        ------------       -----

NET ASSETS ................................................                             $444,618,485       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

        -/-  Non-income producing security.
         **  Underlying loan agreement currently in default.
        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
          + The coupon rate shown on floating rate note represents the rate at period end.
         ++ The coupon rate shown on step-up coupon bond represents the rate at period end.
        [.]  Bond pays stated or additional interest with "payment-in-kind"
             (PIK) bonds.
        +/+ Issued with detachable warrants or value recovery rights. The current market value of each warrant or right is zero.
        {j} Security is segregated as collateral for when-issued securities held by the Fund. See Note 1 of Notes to Financial Statements.
          * For Federal income tax purposes, cost is $401,018,014 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $  42,322,854
                 Unrealized depreciation:            (3,071,200)
                                                  -------------
                 Net unrealized appreciation:     $  39,251,654
                                                  -------------
                                                  -------------

    The accompanying notes are an integral part of the financial statements.

                                       F8

                  GLOBAL HIGH INCOME PORTFOLIO - CONSOLIDATED

                                October 31, 1996

--------------------------------------------------------------------------------

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                                OCTOBER 31, 1996

                                                                                  UNREALIZED
                                           MARKET VALUE    CONTRACT   DELIVERY   APPRECIATION
CONTRACTS TO SELL:                        (U.S. DOLLARS)    PRICE       DATE    (DEPRECIATION)
----------------------------------------  --------------   --------   --------  --------------
Deutsche Marks..........................       6,587,811    1.47060   11/13/96   $   191,735
                                          --------------                        --------------
  Total Contracts to Sell (Receivable
   amount $6,779,546)...................       6,587,811                             191,735
                                          --------------                        --------------
THE VALUE OF CONTRACTS TO SELL AS
 PERCENTAGE OF NET ASSETS IS 1.48%.
  Total Open Forward Foreign Currency
   Contracts............................                                         $   191,735
                                                                                --------------
                                                                                --------------

----------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                                       F9

                        GT GLOBAL STRATEGIC INCOME FUND

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1996

--------------------------------------------------------------------------------

                                                                         PRINCIPAL         VALUE         % OF NET
FIXED INCOME INVESTMENTS                                    CURRENCY       AMOUNT         (NOTE 1)        ASSETS
----------------------------------------------------------  --------   --------------   ------------   -------------
Government & Government Agency Obligations (82.1%)
  Argentina (6.4%)
    Republic of Argentina:
      Discount Bond, 6.4375% due 3/31/23+ ................   USD           16,365,000   $ 11,874,853         2.3
      BOCON Pre 4, 5.4453% due 9/1/02[.] + ...............   USD            9,290,000      9,322,515         1.8
      Par Bond, 5.25% due 3/31/23++ ......................   USD           11,350,000      6,767,438         1.3
      Floating Rate Bond, 6.625% due 3/31/05+ ............   USD            6,224,960      5,131,701         1.0
  Australia (2.2%)
    Commonwealth of Australia, 9.5% due 8/15/03 ..........   AUD           13,000,000     11,530,381         2.2
  Brazil (4.2%)
    Federal Republic of Brazil:
      C Bond, 4.5% due 4/15/14 (Effective rate at period
       end is 6.928125%, including "payment-in-kind"
       bonds.)[.] ++ .....................................   USD           27,866,864     19,332,637         3.7
      MYDFA Floating Rate Note, 6.6875% due 9/15/07 -
       144A+ {.} .........................................   USD            3,326,000      2,787,604         0.5
  Bulgaria (1.6%)
    Bulgaria, Discount Bond Series A, 6.6875% due 7/28/24
     - EURO+ .............................................   USD           15,872,000      8,045,120         1.6
  Canada (2.7%)
    Canadian Government:
      8.75% due 12/1/05 ..................................   CAD           10,500,000      9,131,797         1.8
      8% due 11/1/98 .....................................   CAD            6,000,000      4,785,187         0.9
  Costa Rica (0.8%)
    Banco Central de Costa Rica:
      Interest Bond Series A, 6.34375% due 5/21/05
       (Effective maturity date 8/23/03)+ ................   USD            2,711,480      2,616,578         0.5
      Principal Bond Series A, 6.25% due 5/21/10 .........   USD            1,900,000      1,539,000         0.3
  Denmark (2.8%)
    Kingdom of Denmark, 7% due 12/15/04 ..................   DKK           81,000,000     14,307,236         2.8
  Ecuador (2.6%)
    Ecuador:
      Past Due Interest Bond, 3% due 2/27/15 - Euro
       (Effective rate at period end is 4.96%, including
       "payment-in-kind" bonds.)[.] + ....................   USD           16,652,835      9,325,588         1.8
      Discount Bond, 6.5% due 2/28/25 - Euro+ ............   USD            6,520,000      4,274,675         0.8
      Past Due Interest Bond, 3% due 2/27/15 - 144A
       (Effective rate at period end is 4.96%, including
       "payment-in-kind" bonds.)[.] + {.} ................   USD                1,058            592          --
  France (1.7%)
    France O.A.T., 7.25% due 4/25/06 .....................   FRF           40,000,000      8,576,852         1.7
  Germany (9.9%)
    Deutschland Republic:
      6% due 1/5/06 ......................................   DEM           45,000,000     29,707,608         5.7
      8.25% due 9/20/01 ..................................   DEM           14,500,000     10,885,060         2.1
    Treuhandanstalt, 7.125% due 1/29/03 ..................   DEM           15,000,000     10,746,994         2.1
  Italy (3.9%)
    Italian Buoni Poliennali del Tesoro (BTPS):
      10.5% due 11/1/00 ..................................   ITL       11,200,000,000      8,164,843         1.6
      9.5% due 2/1/99 ....................................   ITL        8,000,000,000      5,539,967         1.1

    The accompanying notes are an integral part of the financial statements.

                                      F10

                        GT GLOBAL STRATEGIC INCOME FUND

                                October 31, 1996

--------------------------------------------------------------------------------

                                                                         PRINCIPAL         VALUE         % OF NET
FIXED INCOME INVESTMENTS                                    CURRENCY       AMOUNT         (NOTE 1)        ASSETS
----------------------------------------------------------  --------   --------------   ------------   -------------
Government & Government Agency Obligations (Continued)
    Republic of Italy Series Y, .5625% due 7/26/99+ ......   JPY          700,000,000   $  6,216,478         1.2
  Mexico (7.0%)
    United Mexican States:
      Discount Bond Series C, 6.35156% due 12/31/19+
       +/+ ...............................................   USD           18,634,000     15,349,758         3.0
      Global Bond, 11.5% due 5/15/26 .....................   USD            8,272,000      8,261,660         1.6
      11.375% due 9/15/16 - 144A{.} ......................   USD            3,000,000      2,992,500         0.6
      7.6875% due 8/6/01 - 144A+ {.} .....................   USD            2,953,000      2,953,886         0.6
    Banco Nacional de Comercio Exterior, S.N.C. (BNCE)
     Trust Division, 11.25% due 5/30/06 - 144A{.} ........   USD            6,152,000      6,351,940         1.2
  New Zealand (1.1%)
    New Zealand Government, 8% due 2/15/01 ...............   NZD            8,000,000      5,822,342         1.1
  Nigeria (2.0%)
    Central Bank of Nigeria, Par Bond, 6.25% due
     11/15/20++ ..........................................   USD           16,500,000     10,230,000         2.0
  Panama (2.0%)
    Panama, Interest Reduction Bond, 3.5% due 7/17/14 -
     144A++ {.} ..........................................   USD           15,805,000     10,451,056         2.0
  Philippines (0.2%)
    Republic of Philippines, 8.75% due 10/7/16 -
     144A{.} .............................................   USD            1,000,000        979,375         0.2
  Spain (3.5%)
    Kingdom of Spain, 10.1% due 2/28/01 ..................   ESP        2,100,000,000     18,330,746         3.5
  Supranational (1.6%)
    International Bank of Reconstruction & Development,
     4.75% due 12/20/04 ..................................   JPY          800,000,000      8,227,205         1.6
  Sweden (2.3%)
    Swedish Government, 13% due 6/15/01 ..................   SEK           63,000,000     12,053,463         2.3
  Turkey (0.8%)
    Sultan Ltd., 8.49874% due 6/11/99+ ...................   USD            4,400,000      4,327,928         0.8
  United Kingdom (6.6%)
    United Kingdom Treasury:
      7% due 11/6/01 .....................................   GBP           14,100,000     22,725,571         4.4
      7.5% due 12/7/06 ...................................   GBP            7,000,000     11,296,982         2.2
  United States (10.7%)
    United States Treasury Note, 6.875% due 3/31/00{j} ...   USD           43,000,000     44,211,056         8.5
    United States Treasury Bond, 6.875% due 8/15/25 ......   USD           11,000,000     11,262,539         2.2
  Uruguay (0.2%)
    Banco Central del Uruguay, Par Bond Series A, 6.75%
     due 2/19/21+/+ ......................................   USD            1,370,000      1,130,250         0.2

    The accompanying notes are an integral part of the financial statements.

                                      F11

                        GT GLOBAL STRATEGIC INCOME FUND

                                October 31, 1996

--------------------------------------------------------------------------------

                                                                         PRINCIPAL         VALUE         % OF NET
FIXED INCOME INVESTMENTS                                    CURRENCY       AMOUNT         (NOTE 1)        ASSETS
----------------------------------------------------------  --------   --------------   ------------   -------------
Government & Government Agency Obligations (Continued)
  Venezuela (5.3%)
    Republic of Venezuela:
      Debt Conversion Bond, 6.625% due 12/18/07+ .........   USD           13,750,000   $ 11,309,375         2.2
      Front Loaded Interest Reduction Bond Series B, 6.5%
       due 3/31/07+ ......................................   USD            9,000,000      7,486,875         1.4
      Par Bond Series A, 6.75% due 3/31/20+/+ ............   USD            7,500,000      5,339,063         1.0
      Front Loaded Interest Reduction Bond Series A,
       6.625% due 3/31/07+ ...............................   USD            4,500,000      3,743,438         0.7
                                                                                        ------------
Total Government & Government Agency Obligations (cost
 $406,608,996) ...........................................                               425,447,712
                                                                                        ------------
Sovereign Debt (8.1%)
  Morocco (1.8%)
    Kingdom of Morocco, Tranche A Loan Agreement, 6.4375%
     due 1/1/09+ .........................................   USD           11,460,000      9,096,375         1.8
  Russia (6.3%)
    Bank for Foreign Economic Affairs (Vnesheconombank)
     Loan Agreement:
      Assignment ** -/- ..................................   USD           31,585,000     23,195,234         4.5
      Participation ** -/- ...............................   DEM            8,786,000      4,455,699         0.9
      Participation ** -/- ...............................   USD            3,440,000      2,526,250         0.5
      Assignment ** -/- ..................................   DEM            4,566,000      2,315,584         0.4
                                                                                        ------------
Total Sovereign Debt (cost $27,803,682) ..................                                41,589,142
                                                                                        ------------
Corporate Bonds (3.4%)
  Brazil (0.2%)
    Net Sat Servicos LTDA, 12.75% due 8/5/04 - 144A{.} ...   USD              738,000        774,900         0.2
  Indonesia (0.9%)
    PT Polysindo EKA Perkasa, 13% due 6/15/01:
      EURO ...............................................   USD            1,955,000      2,170,050         0.4
      DTC ................................................   USD              395,000        438,450         0.1
    FSW International Finance Co., 12.5% due 11/1/06 -
     144A{.} .............................................   USD            1,090,000      1,100,219         0.2
    Rapp International Finance, 13.25% due 12/15/05 -
     Euro ................................................   USD              664,000        722,100         0.1
    PT Indah Kiat International Finance Series B, 11.875%
     due 6/15/02 .........................................   USD              664,000        710,480         0.1
  Luxembourg (0.3%)
    Millicom International Cellular, effective yield
     13.07% due 6/1/06 - 144A{.} .........................   USD            2,300,000      1,313,875         0.3
  Mexico (0.7%)
    Grupo Industrial Durango, S.A., 12.625% due 8/1/03 ...   USD            2,653,000      2,765,753         0.5
    Grupo Elektra, S.A. de C.V., 12.75% due 5/15/01 -
     144A{.} .............................................   USD            1,000,000      1,048,750         0.2
  Philippines (0.3%)
    Filinvest Capital, Convertible Bond, 3.75% due 2/1/02
     - 144A{.} ...........................................   USD            1,260,000      1,241,100         0.2
    CE Casecnan Water & Energy, 11.45% due 11/15/05 - Reg.
     S ...................................................   USD              670,000        740,350         0.1
  United States (1.0%)
    Chase Manhattan Corp., 6.25% due 1/15/06 .............   USD            2,835,000      2,700,839         0.5

    The accompanying notes are an integral part of the financial statements.

                                      F12

                        GT GLOBAL STRATEGIC INCOME FUND

                                October 31, 1996

--------------------------------------------------------------------------------

                                                                         PRINCIPAL         VALUE         % OF NET
FIXED INCOME INVESTMENTS                                    CURRENCY       AMOUNT         (NOTE 1)        ASSETS
----------------------------------------------------------  --------   --------------   ------------   -------------
Corporate Bonds (Continued)
    General Motors Acceptance Corp., 6.625% due
     10/15/05 ............................................   USD            2,700,000   $  2,641,580         0.5
                                                                                        ------------
Total Corporate Bonds (cost $17,787,296) .................                                18,368,446
                                                                                        ------------       -----

TOTAL FIXED INCOME INVESTMENTS (cost $452,199,974) .......                               485,405,300        93.6
                                                                                        ------------       -----

                                                                         UNDERLYING                      % OF NET
OPTIONS                                                     CURRENCY       AMOUNT                         ASSETS
----------------------------------------------------------  --------   --------------                  -------------
  Republic of Brazil C Bond 4/15/14, Call Option, strike
   71.8125, expires 12/26/96 .............................   USD           59,364,791        660,255         0.2
    GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS
  Republic of Venezuela: .................................   USD                   --             --          --
    GOVERNMENT & GOVERNMENT AGENCY OBLIGATIONS
    Debt Conversion Bond 12/18/07, Call Option, strike
     84.15, expires 1/2/97 ...............................   --             5,500,000         52,806          --
    Debt Conversion Bond 12/18/07, Call Option, strike
     84.44, expires 1/2/97 ...............................   --             5,500,000         47,927          --
                                                                                        ------------       -----

TOTAL OPTIONS (cost $1,727,048) ..........................                                   760,988         0.2
                                                                                        ------------       -----

                                                                         PRINCIPAL                       % OF NET
SHORT-TERM INVESTMENTS                                      CURRENCY       AMOUNT                         ASSETS
----------------------------------------------------------  --------   --------------                  -------------
Government & Government Agency Obligations (0.9%)
  Mexico (0.9%)
    Mexican Cetes, current yield 29.66% due 1/23/97 ......   MXN            2,552,332      2,990,557         0.6
    Mexican Cetes, current yield 29.61% due 1/16/97 ......   MXN              749,370        882,136         0.2
    Mexican Cetes, current yield 26.88% due 1/30/97 ......   MXN              684,968        802,651         0.1
    Mexican Cetes, current yield 29.66% due 2/20/97 ......   MXN              181,691        208,272          --
    Mexican Cetes, current yield 29.66% due 2/6/97 .......   MXN               75,705         87,697          --
                                                                                        ------------
Total Government & Government Agency Obligations (cost
 $4,968,978) .............................................                                 4,971,313
                                                                                        ------------
Commercial Paper - Indexed (0.5%)
  Philippines (0.5%)
    National Westminster Bank PLC, Currency-Linked CD,
     12.3798% due 2/28/97 (cost $2,500,000) ..............   USD            2,500,000      2,468,735         0.5
                                                                                        ------------
Commercial Paper - Discounted (0.2%)
  Thailand (0.2%)
    TPI Polene Public Co., Ltd., current yield 10.36% due
     1/6/97
     (cost $967,902) .....................................   THB           25,000,000        962,735         0.2
                                                                                        ------------       -----

TOTAL SHORT-TERM INVESTMENTS (cost $8,436,880) ...........                                 8,402,783         1.6
                                                                                        ------------       -----

    The accompanying notes are an integral part of the financial statements.

                                      F13

                        GT GLOBAL STRATEGIC INCOME FUND

                                October 31, 1996

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
----------------------------------------------------------                              ------------   -------------
  Dated October 31, 1996, with State Street Bank & Trust
   Co., due November 1, 1996, for an effective yield of
   5.55% collateralized by $16,135,000 U.S. Treasury
   Bonds, 7.125% due 2/15/23 (market value of collateral
   is $17,041,721, including accrued interest). (cost
   $16,705,575)  .........................................                              $ 16,705,575         3.2
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $479,069,477) * ..................                               511,274,646        98.6
Other Assets and Liabilities .............................                                 7,508,600         1.4
                                                                                        ------------       -----

NET ASSETS ...............................................                              $518,783,246       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

          + The coupon rate shown on floating rate note represents the rate at period end.
         **  Underlying loan agreement currently in default.
        +/+ Issued with detachable warrants or value recovery rights. The current market value of each warrant or right is zero.
        -/-  Non-income producing security.
        {.} Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
         ++ The coupon rate shown on step-up coupon bond represents the rate at period end.
        [.]  Bond pays stated or additional interest with "payment-in-kind"
             (PIK) bonds.
        {j} Security is segregated as collateral for when-issued securities held by the Fund. See Note 1 of Notes to Financial Statements.
          * For Federal income tax purposes, cost is $480,138,813 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $  34,211,689
                 Unrealized depreciation:            (3,075,856)
                                                  -------------
                 Net unrealized appreciation:     $  31,135,833
                                                  -------------
                                                  -------------

    The accompanying notes are an integral part of the financial statements.

                                      F14

                        GT GLOBAL STRATEGIC INCOME FUND

                                October 31, 1996

--------------------------------------------------------------------------------
                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                                OCTOBER 31, 1996

                                          MARKET VALUE                           UNREALIZED
                                             (U.S.       CONTRACT    DELIVERY   APPRECIATION
CONTRACTS TO BUY:                           DOLLARS)       PRICE       DATE    (DEPRECIATION)
----------------------------------------  ------------  -----------  --------  --------------
Canadian Dollars........................       418,368      1.35055  11/29/96    $   3,722
Deutsche Marks..........................       330,382      1.48683  11/05/96       (5,905)
Deutsche Marks..........................       175,102      1.52412  11/05/96        1,231
Deutsche Marks..........................    35,067,522      1.47631  11/27/96     (832,700)
                                          ------------                         --------------
  Total Contracts to Buy (Payable amount
   $36,825,026).........................    35,991,374                            (833,652)
                                          ------------                         --------------
THE VALUE OF CONTRACTS TO BUY AS PERCENTAGE OF NET ASSETS IS 6.94%.


CONTRACTS TO SELL:
----------------------------------------
Canadian Dollars........................    14,000,381      1.35715  11/29/96     (192,033)
Canadian Dollars........................       537,902      1.35220  11/29/96       (5,436)
Deutsche Marks..........................     8,259,548      1.47358  11/05/96      223,195
Deutsche Marks..........................     5,011,894      1.46463  11/05/96      166,888
Deutsche Marks..........................    22,849,488      1.50483  11/12/96       70,044
Deutsche Marks..........................    12,928,667      1.50920  11/27/96       18,590
Deutsche Marks..........................    10,748,606      1.52824  11/27/96     (118,653)
Deutsche Marks..........................     3,969,908      1.50676  11/27/96       12,146
Deutsche Marks..........................       717,812      1.52558  11/27/96       (6,686)
Deutsche Marks..........................       635,185      1.52100  11/27/96       (4,021)
Deutsche Marks..........................       330,826      1.47100  11/27/96        9,079
Italian Liras...........................    14,175,119   1546.70000  01/21/97     (209,903)
Swedish Kronor..........................     9,887,474      6.61090  01/21/97      (85,480)
                                          ------------                         --------------
  Total Contracts to Sell (Receivable
   amount $103,930,540).................   104,052,810                            (122,270)
                                          ------------                         --------------
THE VALUE OF CONTRACTS TO SELL AS PERCENTAGE OF NET ASSETS IS 20.06%.
  Total Open Forward Foreign Currency
   Contracts, Net.......................                                         $(955,922)
                                                                               --------------
                                                                               --------------

--------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                                      F15

                             GT GLOBAL INCOME FUNDS

                              STATEMENTS OF ASSETS
                                 AND LIABILITIES
                                October 31, 1996

--------------------------------------------------------------------------------

                                                          GT GLOBAL
                                          ------------------------------------------
                                           GOVERNMENT    HIGH INCOME-    STRATEGIC
                                             INCOME      CONSOLIDATED     INCOME
                                          -------------  ------------  -------------
Assets:
  Investments in securities, at value
   (cost $384,301,241, $399,436,144, and
   $479,069,477, respectively) (Note
   1)...................................  $ 395,805,316  $440,269,668  $ 511,274,646
  U.S. currency.........................            688           747            764
  Foreign currencies (cost $163,
   $375,538, and $6,038,
   respectively)........................            165       363,584          5,983
  Receivable for securities sold........     25,721,936    19,276,936      7,533,831
  Interest receivable...................     12,649,427     8,384,949     13,463,776
  Receivable for Fund shares sold.......        288,358     5,276,241      2,864,788
  Receivable for open forward foreign
   currency contracts, net (Note 1).....             --       191,735             --
  Receivable for forward foreign
   currency contracts -- closed (Note
   1)...................................        674,249            --             --
  Miscellaneous receivable..............             --            --         90,538
  Cash held as collateral for securities
   loaned (Note 1)......................     92,153,670            --     47,372,677
  Unamortized organizational costs......             --        35,371             --
                                          -------------  ------------  -------------
    Total assets........................    527,293,809   473,799,231    582,607,003
                                          -------------  ------------  -------------
Liabilities:
  Payable for securities purchased......     16,533,723    21,061,541     12,311,147
  Payable for Fund shares repurchased...      8,524,914     7,137,124      1,807,865
  Payable for open forward foreign
   currency contracts, net (Note 1).....      1,736,601            --        955,922
  Payable for forward foreign currency
   contracts -- closed..................             --            --        404,268
  Payable for investment management and
   administration fees (Note 2).........        256,521       381,409        324,636
  Payable for service and distribution
   expenses (Note 2)....................        216,795       283,839        344,647
  Payable for printing and postage
   expenses.............................         95,659       116,749         84,559
  Payable for transfer agent fees (Note
   2)...................................         63,830        62,864         85,559
  Payable for professional fees.........         51,757        58,593         57,257
  Payable for registration and filing
   fees.................................         22,078         8,320         28,364
  Payable for custodian fees (Note 1)...          9,679        23,927         29,251
  Payable for fund accounting fees (Note
   2)...................................          8,364         9,624         10,417
  Payable for Directors' and Trustees'
   fees and expenses (Note 2)...........          4,832        10,497          2,999
  Other accrued expenses................          6,868        26,159          4,189
  Collateral for securities loaned (Note
   1)...................................     92,153,670            --     47,372,677
                                          -------------  ------------  -------------
    Total liabilities...................    119,685,291    29,180,646     63,823,757
    Minority interest (Notes 1 & 2).....             --           100             --
                                          -------------  ------------  -------------
Net assets..............................  $ 407,608,518  $444,618,485  $ 518,783,246
                                          -------------  ------------  -------------
                                          -------------  ------------  -------------
Class A:
Net asset value and redemption price per
 share ($240,944,963 DIVIDED BY
 27,559,672, $178,317,938 DIVIDED BY
 12,011,654, and $185,125,741 DIVIDED BY
 15,748,198 shares outstanding,
 respectively)..........................  $        8.74  $      14.85  $       11.76
                                          -------------  ------------  -------------
                                          -------------  ------------  -------------
Maximum offering price per share
 (100/95.25 of $8.74, 100/95.25 of
 $14.85, and 100/95.25 of $11.76,
 respectively) *........................  $        9.18  $      15.59  $       12.35
                                          -------------  ------------  -------------
                                          -------------  ------------  -------------
Class B:+
Net asset value and offering price per
 share ($166,577,127 DIVIDED BY
 19,059,341, $251,002,484 DIVIDED BY
 16,920,131, and $333,178,201 DIVIDED BY
 28,314,377 shares outstanding,
 respectively)..........................  $        8.74  $      14.83  $       11.77
                                          -------------  ------------  -------------
                                          -------------  ------------  -------------
Advisor Class:
Net asset value, offering price per
 share, and redemption price per share
 ($86,428 DIVIDED BY 9,897, $15,298,063
 DIVIDED BY 1,031,529, and $479,304
 DIVIDED BY 40,725 shares outstanding,
 respectively)..........................  $        8.73  $      14.83  $       11.77
                                          -------------  ------------  -------------
                                          -------------  ------------  -------------
Net assets consist of:
  Paid in capital (Note 4)..............  $ 552,445,325  $398,450,836  $ 598,321,655
  Undistributed net investment income...        364,918            --             --
  Accumulated net realized gain (loss)
   on investments and foreign currency
   transactions.........................   (155,061,909)    5,153,808   (110,861,534)
  Net unrealized appreciation
   (depreciation) on translation of
   assets and liabilities in foreign
   currencies...........................     (1,643,891)      180,317       (882,044)
  Net unrealized appreciation of
   investments..........................     11,504,075    40,833,524     32,205,169
                                          -------------  ------------  -------------
Total -- representing net assets
 applicable to capital shares
 outstanding............................  $ 407,608,518  $444,618,485  $ 518,783,246
                                          -------------  ------------  -------------
                                          -------------  ------------  -------------

--------------
   * On sales of $50,000 or more, the offering price is reduced.
   + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                                      F16

                             GT GLOBAL INCOME FUNDS

                            STATEMENTS OF OPERATIONS

                          Year ended October 31, 1996

--------------------------------------------------------------------------------

                                                         GT GLOBAL
                                          ----------------------------------------
                                           GOVERNMENT   HIGH INCOME-   STRATEGIC
                                             INCOME     CONSOLIDATED     INCOME
                                          ------------  ------------  ------------
Investment income: (Note 1)
  Interest income.......................  $ 39,935,517  $ 45,539,611  $ 49,794,868
                                          ------------  ------------  ------------
    Total investment income.............    39,935,517    45,539,611    49,794,868
                                          ------------  ------------  ------------
Expenses:
  Investment management and
   administration fees (Note 2).........     3,672,503     4,030,144     3,807,689
  Transfer agent fees (Note 2)..........       899,178       644,652     1,027,713
  Service and distribution expenses:
   (Note 2)
    Class A.............................     1,074,110       560,451       625,247
    Class B.............................     2,006,881     2,405,007     3,468,104
  Custodian fees (Note 1)...............       305,430       181,559       290,730
  Fund accounting fees (Note 2).........       127,205       101,697       131,517
  Printing and postage expenses.........        88,931       101,142        94,439
  Audit fees............................        71,998        74,353        73,189
  Legal fees............................        26,352        39,821        25,230
  Registration and filing fees..........        52,704        51,240        47,004
  Amortization of Organization Costs....            --        34,894            --
  Directors' and Trustees' fees and
   expenses (Note 2)....................        17,712        24,607        11,712
  Insurance Expenses....................            --         2,987            --
  Other expenses........................        39,783         6,221        13,540
                                          ------------  ------------  ------------
    Total expenses before reductions and
     interest expense...................     8,382,787     8,258,775     9,616,114
      Interest expense (Note 1).........            --       163,819            --
      Expense reductions (Note 1).......      (250,204)           --      (108,002)
                                          ------------  ------------  ------------
    Total net expenses..................     8,132,583     8,422,594     9,508,112
                                          ------------  ------------  ------------
Net investment income...................    31,802,934    37,117,017    40,286,756
                                          ------------  ------------  ------------
Net realized and unrealized gain (loss)
  on investments and foreign currencies:
  (Note 1)
  Net realized gain on investments......     8,737,745    62,643,262    43,672,673
  Net realized loss on foreign currency
   transactions.........................   (10,634,640)     (125,790)   (6,996,692)
                                          ------------  ------------  ------------
    Net realized gain (loss) during the
     year...............................    (1,896,895)   62,517,472    36,675,981
  Net change in unrealized appreciation
   on translation of assets and
   liabilities in foreign currencies....     2,319,205       174,082     1,913,734
  Net change in unrealized appreciation
   (depreciation) of investments........    (1,121,083)   31,730,913    27,794,834
                                          ------------  ------------  ------------
    Net unrealized appreciation during
     the year...........................     1,198,122    31,904,995    29,708,568
                                          ------------  ------------  ------------
Net realized and unrealized gain (loss)
 on investments and foreign
 currencies.............................      (698,773)   94,422,467    66,384,549
                                          ------------  ------------  ------------
Net increase in net assets resulting
 from operations........................  $ 31,104,161  $131,539,484  $106,671,305
                                          ------------  ------------  ------------
                                          ------------  ------------  ------------

    The accompanying notes are an integral part of the financial statements.

                                      F17

                             GT GLOBAL INCOME FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                  GT GLOBAL
                                          ----------------------------------------------------------
                                               GOVERNMENT INCOME          HIGH INCOME-CONSOLIDATED
                                          ----------------------------  ----------------------------
                                           YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                           OCTOBER 31,    OCTOBER 31,    OCTOBER 31,    OCTOBER 31,
                                              1996           1995           1996           1995
                                          -------------  -------------  -------------  -------------
Increase (decrease) in net assets
Operations:
  Net investment income.................  $  31,802,934  $  46,493,014  $  37,117,017  $  39,491,435
  Net realized gain (loss) on
   investments and foreign currency
   transactions.........................     (1,896,895)    (4,465,423)    62,517,472    (62,112,954)
  Net change in unrealized appreciation
   on translation of assets and
   liabilities in foreign currencies....      2,319,205      3,260,081        174,082           (302)
  Net change in unrealized appreciation
   (depreciation) of investments........     (1,121,083)    12,089,374     31,730,913     24,969,833
                                          -------------  -------------  -------------  -------------
    Net increase in net assets resulting
     from operations....................     31,104,161     57,377,046    131,539,484      2,348,012
                                          -------------  -------------  -------------  -------------
Class A:
Distributions to shareholders: (Note 1)
  From net investment income............    (15,504,590)   (29,604,447)   (13,418,057)   (12,528,224)
  From net realized gain on
   investments..........................     (8,183,323)            --     (1,230,117)      (474,126)
  In excess of net investment income....             --             --             --             --
  Return of capital.....................             --             --             --       (737,846)
Class B:
Distributions to shareholders: (Note 1)
  From net investment income............     (9,165,193)   (15,123,091)   (18,753,394)   (17,274,071)
  From net realized gain on
   investments..........................     (5,303,358)            --     (1,719,241)      (622,059)
  In excess of net investment income....             --             --             --             --
  Return of capital.....................             --             --             --     (1,015,555)
Advisor Class:
Distributions to shareholders: (Note 1)
  From net investment income............         (7,915)        (3,476)      (505,715)       (54,186)
  From net realized gain on
   investments..........................         (2,893)            --        (46,362)            --
  In excess of net investment income....             --             --             --             --
  Return of capital.....................             --             --             --         (3,075)
                                          -------------  -------------  -------------  -------------
    Total distributions.................    (38,167,272)   (44,731,014)   (35,672,886)   (32,709,142)
                                          -------------  -------------  -------------  -------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and
   reinvested...........................    386,482,407    359,717,885    583,133,415    418,666,106
  Decrease from capital shares
   repurchased..........................   (592,826,606)  (515,847,692)  (592,743,855)  (430,339,278)
                                          -------------  -------------  -------------  -------------
    Net decrease from capital share
     transactions.......................   (206,344,199)  (156,129,807)    (9,610,440)   (11,673,172)
                                          -------------  -------------  -------------  -------------
Total increase (decrease) in net
 assets.................................   (213,407,310)  (143,483,775)    86,256,158    (42,034,302)
Net assets:
  Beginning of year.....................    621,015,828    764,499,603    358,362,327    400,396,629
                                          -------------  -------------  -------------  -------------
  End of year...........................  $ 407,608,518* $ 621,015,828** $ 444,618,485* $ 358,362,327**
                                          -------------  -------------  -------------  -------------
                                          -------------  -------------  -------------  -------------


                                                STRATEGIC INCOME
                                          ----------------------------
                                           YEAR ENDED     YEAR ENDED
                                           OCTOBER 31,    OCTOBER 31,
                                              1996           1995
                                          -------------  -------------
Increase (decrease) in net assets
Operations:
  Net investment income.................  $  40,286,756  $  54,919,073
  Net realized gain (loss) on
   investments and foreign currency
   transactions.........................     36,675,981    (82,675,607)
  Net change in unrealized appreciation
   on translation of assets and
   liabilities in foreign currencies....      1,913,734     (3,747,114)
  Net change in unrealized appreciation
   (depreciation) of investments........     27,794,834     35,939,954
                                          -------------  -------------
    Net increase in net assets resulting
     from operations....................    106,671,305      4,436,306
                                          -------------  -------------
Class A:
Distributions to shareholders: (Note 1)
  From net investment income............    (12,520,881)   (16,844,112)
  From net realized gain on
   investments..........................             --             --
  In excess of net investment income....     (1,097,884)            --
  Return of capital.....................             --       (852,171)
Class B:
Distributions to shareholders: (Note 1)
  From net investment income............    (22,200,673)   (27,777,018)
  From net realized gain on
   investments..........................             --             --
  In excess of net investment income....     (1,946,649)            --
  Return of capital.....................             --     (1,405,284)
Advisor Class:
Distributions to shareholders: (Note 1)
  From net investment income............        (46,547)       (14,952)
  From net realized gain on
   investments..........................             --             --
  In excess of net investment income....         (4,081)            --
  Return of capital.....................             --           (756)
                                          -------------  -------------
    Total distributions.................    (37,816,715)   (46,894,293)
                                          -------------  -------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and
   reinvested...........................    335,665,174    194,343,201
  Decrease from capital shares
   repurchased..........................   (432,196,117)  (339,216,716)
                                          -------------  -------------
    Net decrease from capital share
     transactions.......................    (96,530,943)  (144,873,515)
                                          -------------  -------------
Total increase (decrease) in net
 assets.................................    (27,676,353)  (187,331,502)
Net assets:
  Beginning of year.....................    546,459,599    733,791,101
                                          -------------  -------------
  End of year...........................  $ 518,783,246* $ 546,459,599**
                                          -------------  -------------
                                          -------------  -------------

----------------
    * Includes undistributed net investment income of $364,918, $0, and $0, respectively.
   ** Includes undistributed net investment income (loss) of $1,761,999, $78,582,766, and $(68,169), respectively.

    The accompanying notes are an integral part of the financial statements.

                                      F18

                        GT GLOBAL GOVERNMENT INCOME FUND

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                                                   CLASS A+
                                          ----------------------------------------------------------
                                                            YEAR ENDED OCTOBER 31,
                                          ----------------------------------------------------------
                                           1996 (D)    1995 (D)    1994 (D)    1993 (D)      1992
                                          ----------  ----------  ----------  ----------  ----------
Per Share Operating Performance:
Net asset value, beginning of period....  $    8.81   $    8.63   $   11.07   $    9.83   $   10.29
                                          ----------  ----------  ----------  ----------  ----------
Income from investment operations:
  Net investment income.................       0.57        0.62        0.65        0.74        0.92
  Net realized and unrealized gain
   (loss) on investments................       0.03        0.15       (1.52)       1.34       (0.31)
                                          ----------  ----------  ----------  ----------  ----------
    Net increase (decrease) from
     investment operations..............       0.60        0.77       (0.87)       2.08        0.61
                                          ----------  ----------  ----------  ----------  ----------
Distributions to shareholders:
  From net investment income............      (0.57)      (0.59)      (0.65)      (0.74)      (0.83)
  From net realized gain on
   investments..........................      (0.10)         --       (0.27)         --       (0.13)
  In excess of net realized gain on
   investments..........................         --          --       (0.55)         --          --
  Return of capital.....................         --          --       (0.10)         --          --
  From sources other than net investment
   income...............................         --          --          --       (0.10)      (0.11)
                                          ----------  ----------  ----------  ----------  ----------
    Total distributions.................      (0.67)      (0.59)      (1.57)      (0.84)      (1.07)
                                          ----------  ----------  ----------  ----------  ----------
Net asset value, end of period..........  $    8.74   $    8.81   $    8.63   $   11.07   $    9.83
                                          ----------  ----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  ----------  ----------

Total investment return (c).............       7.11%       9.22%      (8.87)%      21.9%        6.3%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $ 240,945   $ 385,404   $ 502,094   $ 708,301   $ 623,387
Ratio of net investment income to
 average net assets.....................       6.52%       6.98%       6.87%        7.1%        9.0%
Ratio of expenses to average net assets:
 (Note 1)
  With expense reductions...............       1.34%       1.35%       1.33%        1.4%        1.6%
  Without expense reductions............       1.39%       1.38%         --%*        --%*        --%*
Portfolio turnover rate++++.............        268%        385%        625%        495%        351%

----------------

 (a) Not annualized.
 (b) Annualized.
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon weighted average shares outstanding during the year.
  + All capital shares issued and oustanding as of October 21, 1992 were reclassified as Class A shares.
 ++ Commencing October 22, 1992, the Fund began offering Class B shares. +++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.
  * Calculation of "Ratio of expenses to average net assets" was made without considering the effect of expense reductions, if any.

    The accompanying notes are an integral part of the financial statements.
                                      F19

                        GT GLOBAL GOVERNMENT INCOME FUND

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                         CLASS B++
                                -----------------------------------------------------------
                                                                                OCTOBER 22,
                                                                                   1992
                                           YEAR ENDED OCTOBER 31,                   TO
                                ---------------------------------------------   OCTOBER 31,
                                1996 (D)    1995 (D)    1994 (D)    1993 (D)       1992
                                ---------   ---------   ---------   ---------   -----------
Per Share Operating
Performance:
Net asset value, beginning of
 period.......................  $   8.80    $   8.64    $  11.07    $   9.83      $ 9.87
                                ---------   ---------   ---------   ---------   -----------
Income from investment
 operations:
  Net investment income.......      0.51        0.55        0.59        0.67        0.02
  Net realized and unrealized
   gain (loss) on
   investments................      0.04        0.14       (1.52)       1.34       (0.06)
                                ---------   ---------   ---------   ---------   -----------
    Net increase (decrease)
     from investment
     operations...............      0.55        0.69       (0.93)       2.01       (0.04)
                                ---------   ---------   ---------   ---------   -----------
Distributions to shareholders:
  From net investment
   income.....................     (0.51)      (0.53)      (0.59)      (0.67)         --
  From net realized gain on
   investments................     (0.10)         --       (0.27)         --          --
  In excess of net realized
   gain on investments........        --          --       (0.54)         --          --
  Return of capital...........        --          --       (0.10)         --          --
  From sources other than net
   investment income..........        --          --          --       (0.10)         --
                                ---------   ---------   ---------   ---------   -----------
    Total distributions.......     (0.61)      (0.53)      (1.50)      (0.77)         --
                                ---------   ---------   ---------   ---------   -----------
Net asset value, end of
 period.......................  $   8.74    $   8.80    $   8.64    $  11.07      $ 9.83
                                ---------   ---------   ---------   ---------   -----------
                                ---------   ---------   ---------   ---------   -----------

Total investment return (c)...      6.54%       8.22%      (9.39)%      21.1%       (0.4)% (a)
Ratios and supplemental data:
Net assets, end of period (in
 000's).......................  $166,577    $235,481    $262,405    $182,972      $2,624
Ratio of net investment income
 to average net assets........      5.87%       6.33%       6.22%        6.5%        8.0% (b)
Ratio of expenses to average
 net assets: (Note 1)
  With expense reductions.....      1.99%       2.00%       1.98%        2.0%        1.9% (b)
  Without expense
   reductions.................      2.04%       2.03%         --%*        --%*        --% *
Portfolio turnover rate++++...       268%        385%        625%        495%        351%


                                     ADVISOR CLASS+++
                                --------------------------
                                   YEAR       JUNE 1, 1995
                                   ENDED           TO
                                OCTOBER 31,   OCTOBER 31,
                                 1996 (D)       1995 (D)
                                -----------   ------------
Per Share Operating
Performance:
Net asset value, beginning of
 period.......................   $   8.80       $ 8.98
                                -----------   ------------
Income from investment
 operations:
  Net investment income.......       0.60         0.26
  Net realized and unrealized
   gain (loss) on
   investments................       0.03        (0.19)
                                -----------   ------------
    Net increase (decrease)
     from investment
     operations...............       0.63         0.07
                                -----------   ------------
Distributions to shareholders:
  From net investment
   income.....................      (0.60)       (0.25)
  From net realized gain on
   investments................      (0.10)          --
  In excess of net realized
   gain on investments........         --           --
  Return of capital...........         --           --
  From sources other than net
   investment income..........         --           --
                                -----------   ------------
    Total distributions.......      (0.70)       (0.25)
                                -----------   ------------
Net asset value, end of
 period.......................   $   8.73       $ 8.80
                                -----------   ------------
                                -----------   ------------
Total investment return (c)...       7.49%        0.83% (a)
Ratios and supplemental data:
Net assets, end of period (in
 000's).......................   $     86       $  131
Ratio of net investment income
 to average net assets........       6.87%        7.33% (b)
Ratio of expenses to average
 net assets: (Note 1)
  With expense reductions.....       0.99%        1.00% (b)
  Without expense
   reductions.................       1.04%        1.03% (b)
Portfolio turnover rate++++...        268%         385%

----------------

 (a) Not annualized.
 (b) Annualized.
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon weighted average shares outstanding during the year.
  + All capital shares issued and oustanding as of October 21, 1992 were reclassified as Class A shares.
 ++ Commencing October 22, 1992, the Fund began offering Class B shares. +++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.
  * Calculation of "Ratio of expenses to average net assets" was made without considering the effect of expense reductions, if any.

    The accompanying notes are an integral part of the financial statements.
                                      F20

                   GT GLOBAL HIGH INCOME FUND - CONSOLIDATED

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                             CLASS A
                                -----------------------------------------------------------------
                                                                                   OCTOBER 22,
                                                                                      1992
                                                                                  (COMMENCEMENT
                                           YEAR ENDED OCTOBER 31,               OF OPERATIONS) TO
                                ---------------------------------------------      OCTOBER 31,
                                1996 (E)      1995      1994 (E)    1993 (E)          1992
                                ---------   ---------   ---------   ---------   -----------------
Per Share Operating
Performance:
Net asset value, beginning of
 period.......................  $  11.70    $  12.56    $  14.92    $  11.43        $ 11.43
                                ---------   ---------   ---------   ---------   -----------------
Income from investment
 operations:
  Net investment income.......      1.27        1.35        0.94        0.78             --
  Net realized and unrealized
   gain (loss) on
   investments................      3.09       (1.09)      (1.87)       3.92             --
                                ---------   ---------   ---------   ---------   -----------------
    Net increase (decrease)
     from investment
     operations...............      4.36        0.26       (0.93)       4.70             --
                                ---------   ---------   ---------   ---------   -----------------
Distributions to shareholders:
  From net investment
   income.....................     (1.11)      (1.03)      (0.94)      (0.78)            --
  From net realized gain on
   investments................     (0.10)      (0.03)      (0.27)         --             --
  In excess of net realized
   gain on investments........        --          --       (0.22)         --             --
  Return of capital...........        --       (0.06)         --          --             --
  From sources other than net
   investment income..........        --          --          --       (0.43)            --
                                ---------   ---------   ---------   ---------   -----------------
    Total distributions.......     (1.21)      (1.12)      (1.43)      (1.21)            --
                                ---------   ---------   ---------   ---------   -----------------
Net asset value, end of
 period.......................  $  14.85    $  11.70    $  12.56    $  14.92        $ 11.43
                                ---------   ---------   ---------   ---------   -----------------
                                ---------   ---------   ---------   ---------   -----------------

Total investment return (d)...     39.05%       2.81%      (6.45)%      43.6%            --% (a)
Ratios and supplemental data:
Net assets, end of period (in
 000's).......................  $178,318    $142,002    $167,974    $143,171        $   207
Ratio of net investment income
 to average net assets........      9.52%      11.85%       7.00%       6.40%           N/A(c)
Ratio of operating expenses to
 average net assets...........      1.69%       1.75%       1.57%       2.20%           N/A(c)
Ratio of interest expense to
 average net assets...........      0.04%        N/A        0.22%        N/A            N/A
Portfolio turnover rate++.....       290%         --%         --%         --%            --%

----------------

  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.
 (a) Not annualized
 (b) Annualized
 (c) Ratios are not meaningful due to short period of operation.
 (d) Total investment return does not include sales charges.
 (e) These selected per share operating data were calculated based upon weighted average shares outstanding during the year.
N/A  Not applicable

    The accompanying notes are an integral part of the financial statements.
                                      F21

                   GT GLOBAL HIGH INCOME FUND - CONSOLIDATED

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                             CLASS B
                                -----------------------------------------------------------------
                                                                                   OCTOBER 22,            ADVISOR CLASS+
                                                                                      1992          --------------------------
                                                                                  (COMMENCEMENT        YEAR       JUNE 1, 1995
                                           YEAR ENDED OCTOBER 31,               OF OPERATIONS) TO      ENDED           TO
                                ---------------------------------------------      OCTOBER 31,      OCTOBER 31,   OCTOBER 31,
                                1996 (E)      1995      1994 (E)    1993 (E)          1992           1996 (E)         1995
                                ---------   ---------   ---------   ---------   -----------------   -----------   ------------
Per Share Operating
Performance:
Net asset value, beginning of
 period.......................  $  11.69    $  12.56    $  14.90    $  11.43        $ 11.43          $ 11.71        $ 11.44
                                ---------   ---------   ---------   ---------   -----------------   -----------   ------------
Income from investment
 operations:
  Net investment income.......      1.17        1.27        0.86        0.70             --             1.34           0.57
  Net realized and unrealized
   gain (loss) on
   investments................      3.09       (1.09)      (1.85)       3.90             --             3.05           0.17
                                ---------   ---------   ---------   ---------   -----------------   -----------   ------------
    Net increase (decrease)
     from investment
     operations...............      4.26        0.18       (0.99)       4.60             --             4.39           0.74
                                ---------   ---------   ---------   ---------   -----------------   -----------   ------------
Distributions to shareholders:
  From net investment
   income.....................     (1.03)      (0.96)      (0.86)      (0.70)            --            (1.16)         (0.44)
  From net realized gain on
   investments................     (0.09)      (0.03)      (0.27)         --             --            (0.11)            --
  In excess of net realized
   gain on investments........        --          --       (0.22)         --             --               --             --
  Return of capital...........        --       (0.06)         --          --             --               --          (0.03)
  From sources other than net
   investment income..........        --          --          --       (0.43)            --               --             --
                                ---------   ---------   ---------   ---------   -----------------   -----------   ------------
    Total distributions.......     (1.12)      (1.05)      (1.35)      (1.13)            --            (1.27)         (0.47)
                                ---------   ---------   ---------   ---------   -----------------   -----------   ------------
Net asset value, end of
 period.......................  $  14.83    $  11.69    $  12.56    $  14.90        $ 11.43          $ 14.83        $ 11.71
                                ---------   ---------   ---------   ---------   -----------------   -----------   ------------
                                ---------   ---------   ---------   ---------   -----------------   -----------   ------------

Total investment return (d)...     38.16%       2.07%      (6.99)%      42.6%            --% (a)       39.38%          6.54% (a)
Ratios and supplemental data:
Net assets, end of period (in
 000's).......................  $251,002    $214,897    $232,423    $127,035        $    53          $15,298        $ 1,463
Ratio of net investment income
 to average net assets........      8.87%      11.20%       6.35%        5.8%           N/A(c)          9.87%         12.20% (b)
Ratio of operating expenses to
 average net assets...........      2.34%       2.40%       2.22%        2.8%           N/A(c)          1.34%          1.40% (b)
Ratio of interest expense to
 average net assets...........      0.04%        N/A        0.22%        N/A            N/A             0.04%           N/A
Portfolio turnover rate++.....       290%         --%         --%         --%            --%             290%            --% (b)

----------------

  + Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.
 (a) Not annualized
 (b) Annualized
 (c) Ratios are not meaningful due to short period of operation.
 (d) Total investment return does not include sales charges.
 (e) These selected per share operating data were calculated based upon weighted average shares outstanding during the year.
N/A  Not applicable

    The accompanying notes are an integral part of the financial statements.
                                      F22

                        GT GLOBAL STRATEGIC INCOME FUND

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                                        CLASS A+
                                --------------------------------------------------------
                                                 YEAR ENDED OCTOBER 31,
                                --------------------------------------------------------
                                1996 (E)    1995 (E)      1994      1993 (E)      1992
                                ---------   ---------   ---------   ---------   --------
Per Share Operating
Performance:
Net asset value, beginning of
 period.......................  $  10.32    $  10.88    $  13.61    $  11.25    $ 10.91
                                ---------   ---------   ---------   ---------   --------
Income from investment
 operations:
  Net investment income.......      0.89        0.97        0.79        0.96       0.86
  Net realized and unrealized
   gain (loss) on
   investments................      1.44       (0.69)      (2.14)       2.85       0.31
                                ---------   ---------   ---------   ---------   --------
    Net increase (decrease)
     from investment
     operations...............      2.33        0.28       (1.35)       3.81       1.17
                                ---------   ---------   ---------   ---------   --------
Distributions to shareholders:
  From net investment
   income.....................     (0.82)      (0.80)      (0.79)      (0.96)     (0.83)
  From net realized gain on
   investments................        --          --       (0.38)      (0.37)        --
  In excess of net investment
   income.....................     (0.07)         --          --          --         --
  Return of capital...........        --       (0.04)      (0.21)         --         --
  From sources other than net
   investment income..........        --          --          --       (0.12)        --
                                ---------   ---------   ---------   ---------   --------
    Total distributions.......     (0.89)      (0.84)      (1.38)      (1.45)     (0.83)
                                ---------   ---------   ---------   ---------   --------
Net asset value, end of
 period.......................  $  11.76    $  10.32    $  10.88    $  13.61    $ 11.25
                                ---------   ---------   ---------   ---------   --------
                                ---------   ---------   ---------   ---------   --------

Total investment return (c)...     23.00%       3.06%     (10.44)%      37.0%      11.1%
Ratios and supplemental data:
Net assets, end of period (in
 000's).......................  $185,126    $188,165    $275,241    $287,870    $83,849
Ratio of net investment income
 to average net assets........      8.09%       9.64%       6.74%        7.2%       7.6%
Ratio of expenses to average
 net assets:
  With expense reductions
   (Note 1)...................      1.38%       1.42%       1.40%        1.7%       1.8%
  Without expense
   reductions.................      1.40%       1.45%         --%*        --%*       --%*
Ratio of interest expenses to
 average net assets...........       N/A         N/A        0.10%        N/A        N/A
Portfolio turnover rate++++...       177%        238%        583%        310%       418%

----------------

  + All capital shares issued and outstanding as of October 21, 1992, were reclassified as Class A shares.
 ++ Commencing October 22, 1992, the Fund began offering Class B shares. +++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.
 (a) Annualized
 (b) Not Annualized
 (c) Total investment return does not include sales charges.
 (d) Ratios are not meaningful due to the short period of operation of Class B shares.
 (e) These selected per share data were calculated based upon weighted average shares outstanding during the period.
  * Calculation of "Ratio of expenses to average net assets" was made without considering the effect of expense reductions, if any.

    The accompanying notes are an integral part of the financial statements.
                                      F23

                        GT GLOBAL STRATEGIC INCOME FUND

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                           CLASS B++
                                ----------------------------------------------------------------        ADVISOR CLASS+++
                                                                                  OCTOBER 22,      --------------------------
                                                                                      1992            YEAR       JUNE 1, 1995
                                           YEAR ENDED OCTOBER 31,                      TO             ENDED           TO
                                ---------------------------------------------     OCTOBER 31,      OCTOBER 31,   OCTOBER 31,
                                1996 (E)    1995 (E)      1994      1993 (E)          1992          1996 (E)       1995 (E)
                                ---------   ---------   ---------   ---------   ----------------   -----------   ------------
Per Share Operating
Performance:
Net asset value, beginning of
 period.......................  $  10.33    $  10.88    $  13.60    $  11.24       $  11.36         $  10.33       $10.32
                                ---------   ---------   ---------   ---------   ----------------   -----------   ------------
Income from investment
 operations:
  Net investment income.......      0.82        0.91        0.73        0.89           0.01             0.93         0.41
  Net realized and unrealized
   gain (loss) on
   investments................      1.44       (0.69)      (2.14)       2.85          (0.13)            1.44        (0.04)
                                ---------   ---------   ---------   ---------   ----------------   -----------   ------------
    Net increase (decrease)
     from investment
     operations...............      2.26        0.22       (1.41)       3.74          (0.12)            2.37         0.37
                                ---------   ---------   ---------   ---------   ----------------   -----------   ------------
Distributions to shareholders:
  From net investment
   income.....................     (0.75)      (0.73)      (0.72)      (0.89)            --            (0.86)       (0.34)
  From net realized gain on
   investments................        --          --       (0.38)      (0.37)            --               --           --
  In excess of net investment
   income.....................     (0.07)         --          --          --             --            (0.07)          --
  Return of capital...........        --       (0.04)      (0.21)         --             --               --        (0.02)
  From sources other than net
   investment income..........        --          --          --       (0.12)            --               --           --
                                ---------   ---------   ---------   ---------   ----------------   -----------   ------------
    Total distributions.......     (0.82)      (0.77)      (1.31)      (1.38)            --            (0.93)       (0.36)
                                ---------   ---------   ---------   ---------   ----------------   -----------   ------------
Net asset value, end of
 period.......................  $  11.77    $  10.33    $  10.88    $  13.60       $  11.24         $  11.77       $10.33
                                ---------   ---------   ---------   ---------   ----------------   -----------   ------------
                                ---------   ---------   ---------   ---------   ----------------   -----------   ------------

Total investment return (c)...     22.15%       2.48%     (11.02)%      36.2%          (1.1)% (b)      23.39%        3.72% (b)
Ratios and supplemental data:
Net assets, end of period (in
 000's).......................  $333,178    $357,852    $458,550    $310,431       $    533         $    479       $  443
Ratio of net investment income
 to average net assets........      7.44%       8.99%       6.09%        6.5%           N/A(d)          8.44%        9.99% (a)
Ratio of expenses to average
 net assets:
  With expense reductions
   (Note 1)...................      2.03%       2.07%       2.05%        2.4%           N/A(d)          1.03%        1.07% (a)
  Without expense
   reductions.................      2.05%       2.10%         --%*        --%*           --% *          1.05%        1.10% (a)
Ratio of interest expenses to
 average net assets...........       N/A         N/A        0.10%        N/A            N/A              N/A          N/A
Portfolio turnover rate++++...       177%        238%        583%        310%           418%             177%         238%

----------------

  + All capital shares issued and outstanding as of October 21, 1992, were reclassified as Class A shares.
 ++ Commencing October 22, 1992, the Fund began offering Class B shares. +++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.
 (a) Annualized
 (b) Not Annualized
 (c) Total investment return does not include sales charges.
 (d) Ratios are not meaningful due to the short period of operation of Class B shares.
 (e) These selected per share data were calculated based upon weighted average shares outstanding during the period.
  * Calculation of "Ratio of expenses to average net assets" was made without considering the effect of expense reductions, if any.

    The accompanying notes are an integral part of the financial statements.
                                      F24

                             GT GLOBAL INCOME FUNDS

                                    NOTES TO
                              FINANCIAL STATEMENTS
                                October 31, 1996

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
GT Global Government Income Fund, GT Global High Income Fund, and GT Global Strategic Income Fund ("Funds") are separate series of G.T. Investment Funds, Inc. ("Company"). Collectively, these Funds are known as the "GT Global Income Funds." The Company is organized as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company. The Company has twelve series of shares in operation, each series corresponding to a distinct portfolio of investments.

The GT Global High Income Fund invests substantially all of its investable assets in the Global High Income Portfolio ("Portfolio"). The Portfolio is organized as a New York Trust and is registered under the 1940 Act as a non-diversified, open-end management investment company.

The Portfolio has investment objectives, policies, and limitations substantially identical to those of its corresponding Fund. Therefore, the financial statements of the Fund and its respective Portfolio have been presented on a consolidated basis, and represent all activities of both the Fund and Portfolio. Through October 31, 1996, all of the shares of beneficial interest of the Portfolio were owned by either its Fund or Chancellor LGT Asset Management, Inc. (the "Manager"), which has a nominal ($100) investment in the Portfolio.

The Funds offer Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges. Class A and Class B each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of each Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective service and distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The following is a summary of significant accounting policies consistently followed by the Funds and Portfolio in the preparation of the financial statements. The policies are in conformity with generally accepted accounting principles, and the financial statements may include certain estimates made by management.

(A) PORTFOLIO VALUATION
The Funds and the Portfolio calculate the net asset value of and complete orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded, or on the principal over-the-counter market on which such securities are traded, as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by the Manager to be the primary market.

Fixed income investments are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for investments of comparative maturity, quality and type; however, when the Manager deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with a maturity of 60 days or less are valued at amortized cost adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Company's Board of Directors or the Portfolio's Board of Trustees.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Company's Board of Directors or the Portfolio's Board of Trustees.

(B) FOREIGN CURRENCY TRANSLATION
The accounting records of each Fund and Portfolio are maintained in U.S. dollars. The market values of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the Funds or Portfolio (the phrase "Funds or Portfolio" hereinafter refers to the GT Global Government Income Fund, the GT Global Strategic Income Fund, and the Global High Income Portfolio) after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

A Fund or Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Fund's or

                                      F25

                             GT GLOBAL INCOME FUNDS

Portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at period end, resulting from changes in exchange rates.

(C) REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by a Fund or Portfolio, it is the Fund's or Portfolio's policy to always receive, as collateral, United States government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Fund or Portfolio under each agreement at its maturity.

(D) FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by a Fund or Portfolio as an unrealized gain or loss. When the Forward Contract is closed, the Fund or Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. Forward Contracts involve market risk in excess of the amount shown in the Fund's or Portfolio's "Statement of Assets and Liabilities". A Fund or Portfolio could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. A Fund or Portfolio may enter into Forward Contracts in connection with planned purchases or sales of securities, or to hedge against adverse fluctuations in exchange rates between currencies.

(E) OPTION ACCOUNTING PRINCIPLES
When a Fund or Portfolio writes a call or put option, an amount equal to the premium received is included in the Fund's or Portfolio's "Statement of Assets and Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers, unless a quotation from only one broker is available, in which case only that broker's price will be used. If an option expires on its stipulated expiration date or if the Fund or Portfolio enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security and the liability related to such option is extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund or Portfolio can write options only on a covered basis, which, for a call, requires that the Fund or Portfolio hold the underlying security and, for a put, requires the Fund or Portfolio to set aside cash, U.S. government securities or other liquid securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Fund or Portfolio may use options to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

The premium paid by the Fund or Portfolio for the purchase of a call or put option is included in the Fund's or Portfolio's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund or Portfolio has purchased expires on the stipulated expiration date, the Fund or Portfolio realizes a loss in the amount of the cost of the option. If the Fund or Portfolio enters into a closing sale transaction, the Fund or Portfolio realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund or Portfolio exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund or Portfolio exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund or Portfolio may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund or Portfolio may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund or Portfolio may not be able to enter into a closing transaction because of an illiquid secondary market.

(F) FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract a Fund or Portfolio is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund or Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund or Portfolio as unrealized gains or losses. When the contract is closed, the Fund or Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund or Portfolio is that the change in value of the underlying securities may not correlate to the change in value of the contracts. A Fund or Portfolio may use futures contracts to manage its exposure to the stock market and to fluctuations in currency values or interest rates.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is

                                      F26

                             GT GLOBAL INCOME FUNDS

recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. A Fund or Portfolio may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund or Portfolio to subsequently invest at less advantageous prices.

(H) PORTFOLIO SECURITIES LOANED
At October 31, 1996, stocks with an aggregate value listed below were on loan to brokers. The loans were secured by cash collateral received by the Funds:

                                                                               YEAR ENDED
                                                  OCTOBER 31, 1996            OCTOBER 31,
                                          --------------------------------        1996
                                          AGGREGATE VALUE        CASH        --------------
GT GLOBAL                                     ON LOAN         COLLATERAL     FEES RECEIVED
----------------------------------------  ---------------   --------------   --------------
Government Income Fund..................   $ 85,475,086      $  92,153,670      $250,204
Strategic Income Fund...................     44,548,682         47,372,677       108,002

For international securities, cash collateral is received by a Fund or Portfolio against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For domestic securities, cash collateral is received by a Fund or Portfolio against loaned securities in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. Fees received from securities loaned were used to reduce the Funds' or Portfolios' custodian fees.

(I) TAXES
It is the intended policy of the Funds and Portfolios to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Funds to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, and excise tax on income and capital gains. The GT Global Government Income Fund has a capital loss carryforward of $156,095,393 of which $140,349,807 expires in 2002, and $15,745,586 expires in 2003. The GT Global Strategic Income Fund has a capital loss carryforward of $110,439,537 of which $33,635,683 expires in 2002, and $76,803,854 expires in 2003.

(J) DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by each Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds or Portfolios and timing differences.

(K) DEFERRED ORGANIZATIONAL EXPENSES
Expenses incurred by the GT Global High Income Fund and the Portfolio in connection with their organization, their initial registration with the Securities and Exchange Commission and with various states and the initial public offering of its shares aggregated $149,100 and $25,000, respectively. These expenses are being amortized on a straightline basis over a five-year period.

(L) FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's or Portfolio's investments in emerging market countries may involve greater risks than investments in more developed markets and the price of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

(M) INDEXED SECURITIES
A Fund or Portfolio may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(N) RESTRICTED SECURITIES
A Fund or Portfolio is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) are shown at the end of the Fund's Portfolio of Investments.

(O) LINE OF CREDIT
For the year ended October 31, 1996, the Global High Income Portfolio periodically borrowed amounts from a bank at a base or Eurodollar rate. The arrangement with the bank allows the Portfolio to borrow a maximum amount of $25,000,000. On February 28 & 29, 1996, the Portfolio borrowed $24,000,000, all of which was repaid on April 18, 1996.

For the year ended October 31, 1996, the weighted average outstanding daily balance of bank loans (based on the number of

                                      F27

                             GT GLOBAL INCOME FUNDS

days the loans were outstanding) was $17,800,000 with a weighted average interest rate of 6.63%. Interest expense for the year ended October 31, 1996 was $163,819.

(P) SECURITIES PURCHASED ON A WHEN-ISSUED OR FORWARD COMMITMENT BASIS
A Fund or Portfolio may trade securities on a when-issued or forward commitment basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund or Portfolio will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date. These securities are identified on the accompanying Portfolio of Investments. The Fund or Portfolio has set aside sufficient cash or liquid high grade debt securities as collateral for these purchase commitments.

2. RELATED PARTIES
Chancellor LGT Asset Management, Inc. is the Funds' and Portfolio's investment manager and administrator. On October 31, 1996, Chancellor Capital Management, Inc. merged with LGT Asset Management, Inc., and the surviving entity was renamed Chancellor LGT Asset Management, Inc. The GT Global Government Income Fund and GT Global Strategic Income Fund each pays the Manager investment management and administration fees at the annualized rate of 0.725% on the first $500 million of the average daily net assets of the Fund; 0.70% on the next $1 billion; 0.675% on the next $1 billion; and 0.65% on amounts thereafter. The GT Global High Income Fund pays administration fees to the Manager at the annualized rate of 0.25% of its average daily net assets. These fees are computed daily and paid monthly, and are subject to reduction in any year to the extent that a Fund's expenses (exclusive of brokerage commissions, taxes, interest, distribution-related expenses and extraordinary expenses) exceed the most stringent limits prescribed by the laws or regulations of any state in which the Fund's shares are offered for sale, based on the average total net asset value of the Fund.

The Global High Income Portfolio pays investment management and administration fees to the Manager at the annualized rate of 0.475% on the first $500 million of average daily net assets of the Portfolio; 0.45% on the next $1 billion; 0.425% on the next $1 billion; and 0.40% on amounts thereafter, plus 2% of the Portfolio's total investment income calculated in accordance with generally accepted accounting principles, adjusted daily for currency revaluations, on a mark to market basis, of the Portfolio's assets; provided, however, that during any fiscal year this amount shall not exceed 2% of the Portfolio's total investment income calculated in accordance with generally accepted accounting principles. These fees are computed daily and paid monthly.

GT Global, Inc. ("GT Global"), an affiliate of the Manager, serves as the Funds' distributor. The Funds offer Class A, Class B, and Advisor Class shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Funds' current prospectus. GT Global collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the period ended October 31, 1996, GT Global retained the following sales charges: $55,131 for the GT Global Government Income Fund, $69,243 for the Global High Income Fund, and $23,580 for the GT Global Strategic Income Fund. Purchases of Class A shares exceeding $500,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Funds' current prospectus. GT Global collected CDSCs for the year ended October 31, 1996, as follows: $17,709 for the GT Global Government Income Fund, $0 for the GT Global High Income Fund and $10,099 for the GT Global Strategic Income Fund. GT Global also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, GT Global from its own resources pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSCs, in accordance with the Funds' current prospectus. For the year ended October 31, 1996, GT Global collected CDSCs in the amount of: $1,449,342 for the GT Global Government Income Fund, $1,739,271 for the Global High Income Fund, and $1,915,487 for the GT Global Strategic Income Fund. In addition, GT Global makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

Pursuant to Rule 12b-1 under the 1940 Act, the Company's Board of Directors has adopted separate distribution plans with respect to the Funds' Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which a Fund reimburses GT Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, a Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.35% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for GT Global's expenditures incurred in providing services as distributor. All expenses for which GT Global is reimbursed under the Class A Plan will have been incurred within one year of such reimbursement.

Pursuant to the Fund's Class B Plan, a Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for GT Global's expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B Shares for GT Global's expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00%

                                      F28

                             GT GLOBAL INCOME FUNDS

annually may be carried forward for reimbursement in subsequent years as long as that Plan continues in effect.

The Manager and GT Global voluntarily have undertaken to limit GT Global Government Income Fund and GT Global Strategic Income Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expense) to the maximum annual rate of 1.85%, 2.50%, and 1.50% of the average daily net assets of each Fund's Class A, Class B, and Advisor Class shares, respectively. Similarly, they voluntarily have undertaken to limit GT Global High Income Fund's expenses to the maximum annual rate of 2.20%, 2.85%, and 1.85% of the average daily net assets of the Fund's Class A, Class B, and Advisor Class shares, respectively. If necessary, these limitations will be effected by waivers by the Manager of investment management and administration fees, waivers by GT Global of payments under the Class A Plan and/or Class B Plan and/or reimbursements by the Manager or GT Global of portions of each Fund's other operating expenses.

GT Global Investor Services, Inc. ("GT Services"), an affiliate of LGT and GT Global, is the transfer agent of the Funds. For performing shareholder servicing, reporting, and general transfer agent services, GT Services receives an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and a per exchange fee of $2.25. GT Services also is reimbursed by the Fund for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.

The Manager is the pricing and accounting agent for the Funds and Portfolio. The monthly fee for these services to the Manager is a percentage, not to exceed 0.03% annually, of a Fund or Portfolio's average daily net assets. The annual fee rate is derived by applying 0.03% to the first $5 billion of assets of all registered mutual funds advised by the Manager and 0.02% to the assets in excess of $5 billion and allocating the result according to each Fund's average daily net assets.
The Company pays each of its Directors who is not an employee, officer or director of the Manager, GT Global or GT Services $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Director. The Portfolio pays each of its Trustees who is not an employee, officer or director of the Manager, GT Global or GT Services $500 per year plus $150 for each meeting of the board or any committee thereof attended by the Trustees.

At October 31, 1996, all of the shares of beneficial interest of the Portfolio were owned either by its Fund or the Manager.

3. PURCHASES AND SALES OF SECURITIES
The following summarizes purchases and sales of investment securities, other than short-term investments, by each Fund or Portfolio for the year ended October 31, 1996:

                       PURCHASES AND SALES OF SECURITIES

                                                                                            PURCHASES
                                                                                  ------------------------------
                                                                                  U.S. GOVERNMENT   OTHER ISSUES
                                                                                  ---------------   ------------
GT Global Government Income Fund................................................   $352,752,344     $921,279,705
Global High Income Portfolio....................................................     96,288,547      983,932,679
GT Global Strategic Income Fund.................................................     71,587,672      816,104,575

                                                                                              SALES
                                                                                  ------------------------------
                                                                                  U.S. GOVERNMENT   OTHER ISSUES
                                                                                  ---------------   ------------
GT Global Government Income Fund................................................   $441,687,203     $1,075,693,915
Global High Income Portfolio....................................................     84,315,986     1,020,907,620
GT Global Strategic Income Fund.................................................    109,353,125      896,578,545

4. CAPITAL SHARES
At October 31, 1996, there were 6,000,000,000 shares of the Company's common stock authorized, at $0.0001 par value. Of this amount, 400,000,000 were classified as shares of the GT Global Telecommunications Fund; 400,000,000 were classified as shares of GT Global Government Income Fund; 200,000,000 were classified as shares of GT Global Health Care Fund; 200,000,000 were classified as shares of GT Global Strategic Income Fund; 300,000,000 were classified as shares of GT Global Currency Fund (inactive); 200,000,000 were classified as shares of GT Global Growth & Income Fund; 200,000,000 were classified as shares of GT Global Small Companies Fund (inactive); 200,000,000 were classified as shares of GT Global Latin America Growth Fund; 200,000,000 were classified as shares of GT Global Emerging Markets Fund; 200,000,000 were classified as shares of GT Global High Income Fund; 200,000,000 were classified as shares of GT Global Financial Services Fund; 200,000,000 were classified as shares of GT Global Natural Resources Fund; 200,000,000 were classified as shares of GT Global Infrastructure Fund; and 200,000,000 were classified as shares of GT Global Consumer Products and Services Fund. The shares of each of the foregoing series of the Company were divided equally into two classes, designated Class A and Class B common stock. With respect to the issuance of Advisor Class shares, 100,000,000 shares were classified as shares of each of the fourteen series of the Company and designated as Advisor Class common stock. 1,400,000,000 shares remain unclassified. Transactions in capital shares of the Funds were as follows:

                                      F29

                             GT GLOBAL INCOME FUNDS

                           CAPITAL SHARE TRANSACTIONS

GT GLOBAL GOVERNMENT INCOME FUND

                                                      YEAR ENDED                           YEAR ENDED
                                                   OCTOBER 31, 1996                     OCTOBER 31, 1995
                                          -----------------------------------  -----------------------------------
CLASS A                                       SHARES             AMOUNT            SHARES             AMOUNT
----------------------------------------  ---------------  ------------------  ---------------  ------------------
Shares sold.............................       19,126,586  $      164,293,090       17,764,859  $      154,603,577
Shares issued in connection with
  reinvestment of distributions.........        1,643,833          14,228,931        2,042,839          17,630,697
                                          ---------------  ------------------  ---------------  ------------------
                                               20,770,419         178,522,021       19,807,698         172,234,274
Share repurchased.......................      (36,969,597)       (318,856,283)     (34,203,619)       (297,666,599)
                                          ---------------  ------------------  ---------------  ------------------
Net decrease............................      (16,199,178) $     (140,334,262)     (14,395,921) $     (125,432,325)
                                          ---------------  ------------------  ---------------  ------------------
                                          ---------------  ------------------  ---------------  ------------------


                                                      YEAR ENDED                           YEAR ENDED
                                                   OCTOBER 31, 1996                     OCTOBER 31, 1995
                                          -----------------------------------  -----------------------------------
CLASS B                                       SHARES             AMOUNT            SHARES             AMOUNT
----------------------------------------  ---------------  ------------------  ---------------  ------------------
Shares sold.............................       23,047,364  $      198,774,141       20,700,346  $      178,801,868
Shares issued in connection with
  reinvestment of distributions.........          956,866           8,282,950        1,005,589           8,536,817
                                          ---------------  ------------------  ---------------  ------------------
                                               24,004,230         207,057,091       21,705,935         187,338,685
Share repurchased.......................      (31,688,935)       (273,022,079)     (25,343,381)       (218,171,165)
                                          ---------------  ------------------  ---------------  ------------------
Net decrease............................       (7,684,705) $      (65,964,988)      (3,637,446) $      (30,832,480)
                                          ---------------  ------------------  ---------------  ------------------
                                          ---------------  ------------------  ---------------  ------------------

                                                                                          JUNE 1, 1995
                                                      YEARS ENDED              (COMMENCEMENT OF SALE OF SHARES) TO
                                                   OCTOBER 31, 1996                     OCTOBER 31, 1995
                                          -----------------------------------  -----------------------------------
ADVISOR CLASS                                 SHARES             AMOUNT            SHARES             AMOUNT
----------------------------------------  ---------------  ------------------  ---------------  ------------------
Shares sold.............................          105,543  $          891,754           15,659  $          141,450
Shares issued in connection with
  reinvestment of distributions.........            1,345              11,541              397               3,476
                                          ---------------  ------------------  ---------------  ------------------
                                                  106,888             903,295           16,056             144,926
Shares repurchased......................         (111,905)           (948,244)          (1,142)             (9,928)
                                          ---------------  ------------------  ---------------  ------------------
Net increase (decrease).................           (5,017) $          (44,949)          14,914  $          134,998
                                          ---------------  ------------------  ---------------  ------------------
                                          ---------------  ------------------  ---------------  ------------------

                                      F30

                             GT GLOBAL INCOME FUNDS

GT GLOBAL HIGH INCOME FUND

                                                      YEAR ENDED                           YEAR ENDED
                                                   OCTOBER 31, 1996                     OCTOBER 31, 1995
                                          -----------------------------------  -----------------------------------
CLASS A                                       SHARES             AMOUNT            SHARES             AMOUNT
----------------------------------------  ---------------  ------------------  ---------------  ------------------
Shares sold.............................       25,694,335  $      346,426,450       25,003,318  $      280,486,242
Shares issued in connection with
  reinvestment of distributions.........          607,445           8,023,249          682,971           7,764,542
                                          ---------------  ------------------  ---------------  ------------------
                                               26,301,780         354,449,699       25,686,289         288,250,784
Share repurchased.......................      (26,422,858)       (355,715,247)     (26,927,729)       (301,862,112)
                                          ---------------  ------------------  ---------------  ------------------
Net decrease............................         (121,078) $       (1,265,548)      (1,241,440) $      (13,611,328)
                                          ---------------  ------------------  ---------------  ------------------
                                          ---------------  ------------------  ---------------  ------------------


                                                      YEAR ENDED                           YEAR ENDED
                                                   OCTOBER 31, 1996                     OCTOBER 31, 1995
                                          -----------------------------------  -----------------------------------
CLASS B                                       SHARES             AMOUNT            SHARES             AMOUNT
----------------------------------------  ---------------  ------------------  ---------------  ------------------
Shares sold.............................       14,568,804  $      194,636,619       10,582,935  $      119,426,735
Shares issued in connection with
  reinvestment of distributions.........          765,798          10,086,445          826,797           9,372,626
                                          ---------------  ------------------  ---------------  ------------------
                                               15,334,602         204,723,064       11,409,732         128,799,361
Share repurchased.......................      (16,793,522)       (225,719,415)     (11,542,431)       (128,317,008)
                                          ---------------  ------------------  ---------------  ------------------
Net increase (decrease).................       (1,458,920) $      (20,996,351)        (132,699) $          482,353
                                          ---------------  ------------------  ---------------  ------------------
                                          ---------------  ------------------  ---------------  ------------------

                                                                                          JUNE 1, 1995
                                                      YEAR ENDED                    (COMMENCEMENT OF SALE OF
                                                   OCTOBER 31, 1996                SHARES) TO OCTOBER 31, 1995
                                          -----------------------------------  -----------------------------------
ADVISOR CLASS                                 SHARES             AMOUNT            SHARES             AMOUNT
----------------------------------------  ---------------  ------------------  ---------------  ------------------
Shares sold.............................        1,706,101  $       23,413,749          133,919  $        1,558,699
Shares issued in connection with
  reinvestment of distributions.........           40,101             546,903            4,923              57,262
                                          ---------------  ------------------  ---------------  ------------------
                                                1,746,202          23,960,652          138,842           1,615,961
Share repurchased.......................         (839,670)        (11,309,193)         (13,845)           (160,158)
                                          ---------------  ------------------  ---------------  ------------------
Net increase............................          906,532  $       12,651,459          124,997  $        1,455,803
                                          ---------------  ------------------  ---------------  ------------------
                                          ---------------  ------------------  ---------------  ------------------

                                      F31

                             GT GLOBAL INCOME FUNDS

GT GLOBAL STRATEGIC INCOME FUND

                                                      YEAR ENDED                           YEAR ENDED
                                                   OCTOBER 31, 1996                     OCTOBER 31, 1995
                                          -----------------------------------  -----------------------------------
CLASS A                                       SHARES             AMOUNT            SHARES             AMOUNT
----------------------------------------  ---------------  ------------------  ---------------  ------------------
Shares sold.............................       15,025,486  $      168,473,834       10,413,395  $      105,118,727
Shares issued in connection with
  reinvestment of distributions.........          829,046           9,085,802        1,180,205          11,913,775
                                          ---------------  ------------------  ---------------  ------------------
                                               15,854,532         177,559,636       11,593,600         117,032,502
Shares repurchased......................      (18,331,797)       (204,237,090)     (18,672,585)       (187,700,412)
                                          ---------------  ------------------  ---------------  ------------------
Net decrease............................       (2,477,265) $      (26,677,454)      (7,078,985) $      (70,667,910)
                                          ---------------  ------------------  ---------------  ------------------
                                          ---------------  ------------------  ---------------  ------------------


                                                      YEAR ENDED                           YEAR ENDED
                                                   OCTOBER 31, 1996                     OCTOBER 31, 1995
                                          -----------------------------------  -----------------------------------
CLASS B                                       SHARES             AMOUNT            SHARES             AMOUNT
----------------------------------------  ---------------  ------------------  ---------------  ------------------
Shares sold.............................       12,778,909  $      141,835,937        5,950,544  $       60,333,373
Shares issued in connection with
  reinvestment of distributions.........        1,206,362          13,216,165        1,633,228          16,496,489
                                          ---------------  ------------------  ---------------  ------------------
                                               13,985,271         155,052,102        7,583,772          76,829,862
Shares repurchased......................      (20,318,197)       (224,904,917)     (15,079,063)       (151,484,130)
                                          ---------------  ------------------  ---------------  ------------------
Net decrease............................       (6,332,926) $      (69,852,815)      (7,495,291) $      (74,654,268)
                                          ---------------  ------------------  ---------------  ------------------
                                          ---------------  ------------------  ---------------  ------------------

                                                                                          JUNE 1, 1995
                                                      YEAR ENDED               (COMMENCEMENT OF SALE OF SHARES) TO
                                                   OCTOBER 31, 1996                     OCTOBER 31, 1995
                                          -----------------------------------  -----------------------------------
ADVISOR CLASS                                 SHARES             AMOUNT            SHARES             AMOUNT
----------------------------------------  ---------------  ------------------  ---------------  ------------------
Shares sold.............................          278,551  $        3,010,280           44,461  $          465,129
Shares issued in connection with
  reinvestment of distributions.........            3,931              43,156            1,535              15,708
                                          ---------------  ------------------  ---------------  ------------------
                                                  282,482           3,053,436           45,996             480,837
Shares repurchased......................         (284,638)         (3,054,110)          (3,115)            (32,174)
                                          ---------------  ------------------  ---------------  ------------------
Net increase (decrease).................           (2,156) $             (674)          42,881  $          448,663
                                          ---------------  ------------------  ---------------  ------------------
                                          ---------------  ------------------  ---------------  ------------------

5. WRITTEN OPTIONS:
The Global High Income Portfolio's written options contract activity for the year ended October 31, 1996 was as follows:

                      COVERED CALL AND PUT OPTIONS WRITTEN

                                                                                                             UNDERLYING
                                                                                                               NOMINAL
                                                                                                               AMOUNT     PREMIUMS
                                                                                                             -----------  ---------
Options outstanding at October 31, 1995....................................................................            0  $       0
Options written............................................................................................    7,000,000    101,500
Options cancelled in closing purchase transactions.........................................................            0          0
Options expired prior to exercise..........................................................................   (7,000,000)  (101,500)
Options exercised..........................................................................................            0          0
                                                                                                             -----------  ---------
Options outstanding at October 31, 1996....................................................................            0  $       0
                                                                                                             -----------  ---------
                                                                                                             -----------  ---------

--------------
FEDERAL TAX INFORMATION:
Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following amounts as capital gain dividends for the fiscal year ended October 31, 1996:

                                                                                                            CAPITAL GAIN
FUND                                                                                                          DIVIDEND
----------------------------------------------------------------------------------------------------------  ------------
Government Income.........................................................................................           --
High Income...............................................................................................   $1,206,836
Strategic Income..........................................................................................           --

                                      F32

                             GT GLOBAL INCOME FUND

                             GT GLOBAL MUTUAL FUNDS

  GT GLOBAL OFFERS A BROAD RANGE OF MUTUAL FUNDS TO COMPLEMENT MANY INVESTORS' PORTFOLIOS. FOR MORE INFORMATION AND A PROSPECTUS ON ANY OF THE GT GLOBAL MUTUAL FUNDS, PLEASE CONTACT YOUR INVESTMENT COUNSELOR OR CALL GT GLOBAL DIRECTLY AT 1-800-824-1580. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING CHARGES, EXPENSES AND RISKS. INVESTORS SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

GROWTH FUNDS

/ / GLOBALLY DIVERSIFIED FUNDS

GT GLOBAL WORLDWIDE GROWTH FUND
Invests around the world, including the U.S.

GT GLOBAL INTERNATIONAL GROWTH FUND
Provides portfolio diversity by investing outside the U.S.

GT GLOBAL EMERGING MARKETS FUND
Gives access to the growth potential of developing economies

/ / GLOBAL THEME FUNDS

GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
Invests in companies that manufacture, market, retail, or distribute consumer products or services

GT GLOBAL FINANCIAL SERVICES FUND
Focuses on the worldwide opportunities from the demand for financial services and products

GT GLOBAL HEALTH CARE FUND
Invests in growing health care industries worldwide

GT GLOBAL INFRASTRUCTURE FUND
Seeks companies that build, improve or maintain a country's infrastructure

GT GLOBAL NATURAL RESOURCES FUND
Concentrates on companies that own, explore or develop natural resources

GT GLOBAL TELECOMMUNICATIONS FUND
Invests in companies worldwide that develop, manufacture or sell telecommunications services or equipment

/ / REGIONALLY DIVERSIFIED FUNDS

GT GLOBAL NEW PACIFIC GROWTH FUND
Offers access to the emerging and established markets of the Pacific Rim, excluding Japan

GT GLOBAL EUROPE GROWTH FUND
Focuses on investment opportunities in the new, unified Europe

GT GLOBAL LATIN AMERICA GROWTH FUND
Invests in the emerging markets of Latin America

/ / SINGLE COUNTRY FUNDS

GT GLOBAL AMERICA SMALL CAP GROWTH FUND
Invests in equity securities of small U.S. companies

GT GLOBAL AMERICA GROWTH FUND
Concentrates on small and medium-sized companies in the U.S.

GT GLOBAL AMERICA VALUE FUND
Concentrates on equity securities of large cap U.S. companies believed to be undervalued

GT GLOBAL JAPAN GROWTH FUND
Provides U.S. investors with direct access to the Japanese market

GROWTH AND INCOME FUND

GT GLOBAL GROWTH & INCOME FUND
Invests in blue-chip stocks and government bonds from around the world

INCOME FUNDS

GT GLOBAL GOVERNMENT INCOME FUND
Earns monthly income from global government securities

GT GLOBAL STRATEGIC INCOME FUND
Allocates its assets among debt securities from the U.S., developed foreign countries and emerging markets

GT GLOBAL HIGH INCOME FUND
Invests in debt securities in emerging markets

MONEY MARKET FUND

GT GLOBAL DOLLAR FUND
Invests in high quality, U.S. dollar-denominated money market securities worldwide for stability and preservation of capital

[LOGO]

      THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS.

      [LOGO]

          GT Global, Inc.
          Fifty California Street
          27th Floor
          San Francisco, California
          94111-4624

                                     DATED MATERIAL
                                     PLEASE EXPEDITE

                                                           GT GLOBAL INCOME FUND
          GOVSAR606042M